                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                      (THE TAX-EXEMPT FUND OF CALIFORNIA)

                                     Part B
                      Statement of Additional Information

                                November 1, 2004

                         (as supplemented April 1, 2005)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"), American High-Income Municipal Bond Fund, Inc. ("AHIM"), Limited Term Tax-Exempt Bond Fund of America ("LTEX") and The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California ("TEFCA") dated November 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                 American High-Income Municipal Bond Fund, Inc.
                  Limited Term Tax-Exempt Bond Fund of America
                    The American Funds Tax-Exempt Series II
                      (The Tax-Exempt Fund of California)
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        4
Fundamental policies and investment restrictions. . . . . . . . . .       11
Management of the funds . . . . . . . . . . . . . . . . . . . . . .       19
Execution of portfolio transactions . . . . . . . . . . . . . . . .       44
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       47
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       49
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       51
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       53
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       56
Shareholder account services and privileges . . . . . . . . . . . .       57
General information . . . . . . . . . . . . . . . . . . . . . . . .       59
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       64
Financial statements




                       Tax-Exempt Income Funds -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund will not invest in securities subject to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB or below by S&P and Baa or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax (including securities subject to alternative minimum tax).

..    The fund may invest, without limitation, in securities subject to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or below by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest at least 50% of its assets in debt securities rated
     BBB or below by S&P or Baa or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).


                       Tax-Exempt Income Funds -- Page 2

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund may invest up to 20% of its assets in securities subject to federal alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB by
     S&P or Baa by Moody's or unrated but determined to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated when its quality becomes equivalent to such a security).

..    The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.

..    The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.

..    The maximum effective maturity of any one security in the fund's portfolio will be 10 years.

..    The maximum nominal or stated maturity of any security in the fund's portfolio will be 25 years.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and California income taxes.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund will invest at least 65% of its assets in debt securities rated
     BBB or better by S&P or Baa or better by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                       Tax-Exempt Income Funds -- Page 3

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND,
------------------------------------------------------------------------------
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA AND THE TAX-EXEMPT FUND OF
-----------------------------------------------------------------------
CALIFORNIA
----------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to adverse economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the funds would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad


                       Tax-Exempt Income Funds -- Page 4
economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS -- The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


                       Tax-Exempt Income Funds -- Page 5

INSURED MUNICIPAL BONDS -- The funds may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the funds or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares.


U.S. COMMONWEALTH OBLIGATIONS -- The funds may invest in obligations of the Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the funds' holdings in such obligations.


ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


CASH AND CASH EQUIVALENTS -- These include, but are not limited to: (a) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (b) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (c) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (d) tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


TEMPORARY INVESTMENTS -- The funds may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of a fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.


                       Tax-Exempt Income Funds -- Page 6

FORWARD COMMITMENTS -- The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security from the date of the agreement. When the funds agree to sell such securities, they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.


VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the funds to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind each fund's objective, the investment adviser may increase each fund's exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.


ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be


                       Tax-Exempt Income Funds -- Page 7
considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each fund's Board of Directors/Trustees.


RESTRICTED SECURITIES AND LIQUIDITY -- The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Directors/ Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited. The funds do not currently intend to engage in this investment practice over the next 12 months.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, LIMITED TERM TAX-EXEMPT BOND FUND OF
------------------------------------------------------------------------------
AMERICA AND THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------------------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND AND THE TAX-EXEMPT FUND OF CALIFORNIA
------------------------------------------------------------------------------

CONCENTRATION OF INVESTMENTS -- The funds may invest more than 25% of their assets in industrial development bonds.


AHIM may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make AHIM more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price also may increase.


                       Tax-Exempt Income Funds -- Page 8

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY -- Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any security with an effective maturity of more than 10 years. In calculating effective maturity, a feature such as a put, call or sinking fund will be considered to the extent it results in a security whose market characteristics indicate a maturity of 10 years or less, even though the nominal or stated maturity may be beyond 10 years. The Investment Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.


Additionally, the fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years, and the fund will not purchase any security with a nominal or stated maturity in excess of 25 years. For purposes of determining nominal or stated maturity, the fund will consider only the techniques approved for such purposes by the staff of the Securities and Exchange Commission which currently do not include any call or sinking fund features but are limited to those described in rule 2a-7(d) under the Investment Company Act of 1940 applicable to money market funds.


THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- Because the fund invests primarily in securities issued by the State of California (the "State"), its agencies and municipalities, the fund is more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State and various local agencies in California, available as of the date of this statement of additional information.


A variety of events, such as economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers may have an adverse impact on the fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the State's economy.


California's economy and general financial condition affect the ability of State and local governments to raise revenues to make timely payments on their obligations. For example, events such as the State's budgetary problems combined with a decrease in tax revenues and an overall slowdown in the economy may adversely impact the fund. Since early 2001, California has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002, resulting in a serious erosion of its General Fund tax revenues. Although the State's 2003 Budget Act addressed a substantial portion of the large gap between expenditures and resources, the State Legislative Analyst's Office as of the date of this statement of additional information predicts that, even assuming all savings in the current budget plan are achieved, the State will conclude its 2004-2005 fiscal year with a significant cumulative shortfall absent further corrective action.


Such events can negatively impact the State's credit rating, make it more expensive for the State to borrow money, and impact municipal issuers' ability to pay their obligations. For example, in the


                       Tax-Exempt Income Funds -- Page 9
past various nationally recognized statistical ratings organizations ("NRSROs") have lowered their ratings on California general obligation bonds, making it more expensive for the State to borrow money. Recently, NRSROs have increased such ratings. It is not currently possible to determine whether, or the extent to which, an NRSRO may change such ratings, either up or down, in the future.


California is the most populous state in the nation with a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of the State's significant industries are sensitive to economic disruptions in their export markets. The State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.


Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limits ad valorem taxes on real property and restricts local taxing entities' ability to raise real property taxes) and 218 (limits local governments' ability to impose "property related" fees, assessments and taxes) have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


                       Tax-Exempt Income Funds -- Page 10

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                                         FISCAL YEAR/PERIOD        PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------------------
 TEBF                                           2004                          8%
                                                2003                          8
--------------------------------------------------------------------------------------------
 AHIM                                           2004                          6
                                                2003                          7
--------------------------------------------------------------------------------------------
 LTEX                                           2004                         10
                                                2003                         10
--------------------------------------------------------------------------------------------
 TEFCA                                          2004                          8
                                                2003                         16
--------------------------------------------------------------------------------------------


See "Financial highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;


                       Tax-Exempt Income Funds -- Page 11

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


1. The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;


                       Tax-Exempt Income Funds -- Page 12

2. The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

3. The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6. Make loans in an aggregate amount in excess of 33 1/3% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);


                       Tax-Exempt Income Funds -- Page 13

10. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2. The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

4. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

5.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


                       Tax-Exempt Income Funds -- Page 14

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:


 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage; nor

10. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


                       Tax-Exempt Income Funds -- Page 15

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the 1940 Act, as amended.

3. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4. The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

5. The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

6.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

These restrictions provide that the fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

2. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

3. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

4. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;


                       Tax-Exempt Income Funds -- Page 16

5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

6. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;

9. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. government obligations are not considered to be part of any industry.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.


For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


The fund may not:


1. Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

2.   Invest more than 15% of its value of its net assets in illiquid securities.


                       Tax-Exempt Income Funds -- Page 17

3. Invest in securities of other investment companies, except as permitted by the 1940 Act, as amended.

4.   Issue senior securities, except as permitted by the 1940 Act.


                       Tax-Exempt Income Funds -- Page 18

                            MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES AND OFFICERS

                                       YEAR FIRST
                                         ELECTED                                            NUMBER OF PORTFOLIOS
                         POSITION     A DIRECTOR/                                             WITHIN THE FUND
                         WITH THE       TRUSTEE          PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ OVERSEN
     NAME AND AGE         FUNDS     OF THE FUNDS/1/             PAST FIVE YEARS             BY DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director/        1999         Corporate director and author;                14
 Jr.                     Trustee                       former U.S. Ambassador to Spain;
 Age: 70                                               former Vice Chairman,
                                                       Knight-Ridder, Inc.
                                                       (communications company); former
                                                       Chairman and Publisher, The Miami
                                                                               ---------
                                                       Herald
                                                       ------
------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director/   TEBF      1979    Private investor; former President            19
 Christie                Trustee     AHIM      1994    and CEO, The Mission Group
 Age: 71                             LTEX      1993    (non-utility holding company,
                                     TEFCA     1986    subsidiary of Southern California
                                                       Edison Company)
------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director/        1994         Chairman of the Board and CEO,                12
 Age: 55                 Trustee                       Ecovation, Inc. (organic waste
                                                       management)
------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director/   TEBF      1989    Chairman of the Board and CEO,                16
 Age: 69                 Trustee     AHIM      1994    Senior Resource Group LLC
                                     LTEX      1993    (development and management of
                                     TEFCA     1989    senior living communities)
------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director/        1994         President and CEO, Fuller                     14
 Age: 58                 Trustee                       Consulting (financial management
                                                       consulting firm)
------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director/   TEBF      1991    Chairman of the Board and CEO,                13
 Age: 69                 Trustee     AHIM      1994    AECOM Technology Corporation
                                     LTEX      1993    (engineering, consulting and
                                     TEFCA     1991    professional technical services)
------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director/        1999         Principal, The Sanchez Family                 12
 Age: 61                 Trustee                       Corporation dba McDonald's
                                                       Restaurants (McDonald's licensee)
------------------------------------------------------------------------------------------------------------------



                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE            BY DIRECTOR/TRUSTEE
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
-----------------------------------------------------
 Richard G. Capen,       Carnival Corporation
 Jr.
 Age: 70
-----------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 71                 Southwest Water Company;
                         Valero L.P.
-----------------------------------------------------
 Diane C. Creel          Allegheny Technologies;
 Age: 55                 BF Goodrich; Teledyne
                         Technologies
-----------------------------------------------------
 Martin Fenton           None
 Age: 69
-----------------------------------------------------
 Leonard R. Fuller       None
 Age: 58
-----------------------------------------------------
 Richard G. Newman       Sempra Energy;
 Age: 69                 Southwest Water Company
-----------------------------------------------------
 Frank M. Sanchez        None
 Age: 61
-----------------------------------------------------



                       Tax-Exempt Income Funds -- Page 19

                                        YEAR FIRST       PRINCIPAL OCCUPATION(S) DURING
                                         ELECTED              PAST FIVE YEARS AND
                                       A DIRECTOR/               POSITIONS HELD            NUMBER OF PORTFOLIOS
                        POSITION         TRUSTEE            WITH AFFILIATED ENTITIES         WITHIN THE FUND
                        WITH THE      AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ OVERSEEN
    NAME AND AGE          FUNDS      OF THE FUNDS/1/              OF THE FUNDS             BY DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------
 Don R. Conlan         TEFCA:              1996         President (retired), The Capital             6
 Age: 68               Trustee                          Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------
 Brenda S. Ellerin     LTEX:           LTEX     1997    Senior Vice President, Capital               1
 Age: 41               President       TEBF     1999    Research Company*
                       and Trustee     AHIM     2001
                       TEBF:
                       Senior Vice
                       President
                       AHIM: Vice
                       President
-----------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    AHIM, LTEX     TEBF      1979    Senior Vice President and                   12
 Age: 74               and TEBF:      AHIM      1994    Director, Capital Research and
                       Vice           LTEX      1993    Management Company
                       Chairman       TEFCA     1986
                       and
                       Director/
                       Trustee

                       TEFCA:
                       President
                       and Trustee
-----------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman of    TEBF      1986    Executive Vice President and                17
 Age: 55               the Board      AHIM      1994    Director, Capital Research and
                                      LTEX      1993    Management Company; Director,
                                      TEFCA     1986    The Capital Group Companies,
                                                        Inc.*
-----------------------------------------------------------------------------------------------------------------
 Neil L. Langberg      TEBF:          TEBF      1985    Vice President - Investment                  1
 Age: 51               President      AHIM      1994    Management Group, Capital
                       and            LTEX      1993    Research and Management Company
                       Director       TEFCA     1986

                       AHIM, LTEX
                       and TEFCA:
                       Senior Vice
                       President

-----------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald     AHIM:          AHIM      1996    Senior Vice President, Capital               1
 Age: 45               President                        Research and Management Company
                       and
                       Director
-----------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE           BY DIRECTOR/TRUSTEE
---------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
---------------------------------------------------
 Don R. Conlan         None
 Age: 68
---------------------------------------------------
 Brenda S. Ellerin     None
 Age: 41
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 74
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 55
---------------------------------------------------
 Neil L. Langberg      None
 Age: 51
---------------------------------------------------
 Mark R. Macdonald     None
 Age: 45
---------------------------------------------------




                       Tax-Exempt Income Funds -- Page 20

 [This page is intentionally left blank for this filing.]

                       Tax-Exempt Income Funds -- Page 21

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                              POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUNDS            OF THE FUNDS/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Hoag          AHIM: Executive Vice   TEBF         1999    Senior Vice President, Capital Research Company*
 Age: 39                     President;        AHIM         1997
                          TEBF: Senior Vice    TEFCA        1999
                             President;
                        TEFCA: Vice President
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley            Treasurer               2003          Vice President - Fund Business Management Group, Capital
 Age: 36                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Edward B. Nahmias      AHIM and TEFCA: Vice   AHIM         1999    Executive Vice President and Director, Capital Research
 Age: 52                      President        TEFCA        2001    Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.               Vice President             2003          Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                          Capital Research and Management Company
 Age: 34
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer          2001          Vice President - Fund Business Management Group, Capital
 Age: 34                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary          1994          Assistant Vice President - Fund Business Management Group,
 Age: 40                                                            Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary        TEBF         1982    Vice President - Fund Business Management Group, Capital
 Age: 56                                       AHIM         1994    Research and Management Company
                                               LTEX         1993
                                               TEFCA        1986
-----------------------------------------------------------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.
1 Directors/Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director/Trustee as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                       Tax-Exempt Income Funds -- Page 22

FUND SHARES OWNED BY DIRECTORS/TRUSTEES AS OF DECEMBER 31, 2003

                                                      AGGREGATE DOLLAR RANGE/1/
                                                              OF SHARES
                                                         OWNED IN ALL FUNDS
                                                        WITHIN AMERICAN FUNDS
                           DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED             BY DIRECTOR/TRUSTEE
--------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
--------------------------------------------------------------------------------
 Richard G. Capen, Jr.           TEBF: None                 Over $100,000
                                 AHIM: None
                                 LTEX: None
                                 TEFCA: None
--------------------------------------------------------------------------------
 H. Frederick Christie       TEBF: Over $100,000            Over $100,000
                                 AHIM: None
                                 LTEX: None
                            TEFCA: Over $100,000
--------------------------------------------------------------------------------
 Diane C. Creel              TEBF: $1 - $10,000           $10,001 - $50,000
                             AHIM: $1 - $10,000
                             LTEX: $1 - $10,000
                             TEFCA: $1 - $10,000
--------------------------------------------------------------------------------
 Martin Fenton               TEBF: $1 - $10,000             Over $100,000
                                 AHIM: None
                                 LTEX: None
                          TEFCA: $50,001 - $100,000
--------------------------------------------------------------------------------
 Leonard R. Fuller               TEBF: None               $50,001 - $100,000
                                 AHIM: None
                                 LTEX: None
                                TEFCA : None
--------------------------------------------------------------------------------
 Richard G. Newman         TEBF: $10,001 - $50,000          Over $100,000
                           AHIM: $10,001 - $50,000
                           LTEX: $10,001 - $50,000
                          TEFCA: $10,001 - $50,000
--------------------------------------------------------------------------------
 Frank M. Sanchez            TEBF: $1 - $10,000           $10,001 - $50,000
                             AHIM: $1 - $10,000
                             LTEX: $1 - $10,000
                             TEFCA: $1 - $10,000
--------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/2/
--------------------------------------------------------------------------------
 Don R. Conlan                    TEBF: N/A                 Over $100,000
                                  AHIM: N/A
                           LTEX: $10,001 - $50,000
                             TEFCA: $1 - $10,000
--------------------------------------------------------------------------------
 Brenda S. Ellerin                TEBF: N/A                 Over $100,000
                                  AHIM: N/A
                             LTEX: Over $100,000
                                 TEFCA: N/A
--------------------------------------------------------------------------------
 Abner D. Goldstine          TEBF: Over $100,000            Over $100,000
                           AHIM: $10,001 - $50,000
                          LTEX: $50,001 - $100,000
                          TEFCA: $10,001 - $50,000
--------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          TEBF: Over $100,000            Over $100,000
                             AHIM: Over $100,000
                             LTEX: Over $100,000
                            TEFCA: Over $100,000
--------------------------------------------------------------------------------
 Neil L. Langberg          TEBF: $10,001 - $50,000       $10,001 -  $50,000
                                  AHIM: N/A
                                  LTEX: N/A
                                 TEFCA: N/A
--------------------------------------------------------------------------------
 Mark R. Macdonald                TEBF: N/A                 Over $100,000
                             AHIM: Over $100,000
                                  LTEX: N/A
                                 TEFCA: N/A
--------------------------------------------------------------------------------



                       Tax-Exempt Income Funds -- Page 23

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. N/A indicates that the listed individual is not a Director/Trustee of a particular fund. The amounts listed for "interested" Directors/Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

BOARD COMPENSATION -- No compensation is paid by the funds to any officer or Director/Trustee who is a director, officer or employee of the investment adviser or its affiliates. Certain of the funds' unaffiliated Directors/Trustees may also serve as Board or Committee members for other American Funds whose Boards or Committees meet jointly with those of AHIM, LTEX, TEBF and TEFCA. An attendance fee is paid as follows: for joint Board or Contracts Committee meetings, a pro rata portion of an attendance fee of $2,520; for joint Nominating Committee meetings, a pro rata portion of an attendance fee of $1,200; and for joint Audit Committee meetings, a pro rata portion of an annual attendance fee of $5,040.


Several other American Funds meet jointly with AHIM, LTEX, TEBF and TEFCA, but annual fees are paid by each fund individually. AHIM, LTEX, TEBF and TEFCA pay annual fees of $1,500, $1,500, $3,000, and $1,500, respectively. However, any unaffiliated Director/Trustee who serves only AHIM, LTEX, TEBF and TEFCA and the funds with which they meet jointly and no other American Funds shall be paid annual compensation aggregating $50,000, a pro rata portion of which is paid by each of the funds which meet jointly. The payment by each fund to certain unaffiliated Directors/Trustees of a larger annual fee reflects the significant time and labor commitment required of any mutual fund board member.


The Nominating Committee of the Board of Directors/Trustees, a Committee comprised exclusively of Directors/Trustees not affiliated with the investment adviser, reviews Director/ Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors,


                       Tax-Exempt Income Funds -- Page 24
including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Directors/Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Directors/Trustees who are not affiliated with the investment adviser.


DIRECTOR/TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31 OR AUGUST 31, 2004/*/

                                                     TOTAL COMPENSATION (INCLUDING
                                                         VOLUNTARILY DEFERRED
                                                           COMPENSATION/1/)
                         AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                         (INCLUDING VOLUNTARILY     CAPITAL RESEARCH AND MANAGEMENT
                        DEFERRED COMPENSATION/1/)    COMPANY OR ITS AFFILIATES/2/
         NAME                FROM THE FUNDS
-----------------------------------------------------------------------------------
 Richard G. Capen,          $4,499      TEBF                  $112,673/4/
 Jr./3/                      3,314      AHIM                   112,748/5/
                             3,314      LTEX
                             2,999      TEFCA
-----------------------------------------------------------------------------------
 H. Frederick               $4,562      TEBF                  $253,335/4/
 Christie/3/                 3,377      AHIM                   254,410/5/
                             3,378      LTEX
                             3,062      TEFCA
-----------------------------------------------------------------------------------
 Diane C. Creel/3/          $5,069      TEBF                  $61,736/4/
                             4,027      AHIM                   62,156/5/
                             4,027      LTEX
                             3,497      TEFCA
-----------------------------------------------------------------------------------
 Martin Fenton/3/           $5,617      TEBF                  $222,880/4/
                             4,368      AHIM                   223,880/5/
                             4,368      LTEX
                             4,117      TEFCA
-----------------------------------------------------------------------------------
 Leonard R. Fuller/3/       $4,498      TEBF                  $169,610/4/
                             3,314      AHIM                   169,685/5/
                             3,313      LTEX
                             2,998      TEFCA
-----------------------------------------------------------------------------------
 Richard G. Newman          $5,004      TEBF                  $140,620/4/
                             5,069      AHIM                   141,620/5/
                             5,069      LTEX
                             3,504      TEFCA
-----------------------------------------------------------------------------------
 Frank M. Sanchez           $5,235      TEBF                  $63,736/4/
                             4,444      AHIM                   64,156/5/
                             4,444      LTEX
                             3,663      TEFCA
-----------------------------------------------------------------------------------

* The Tax-Exempt Bond Fund of America's and The Tax-Exempt Fund of California's fiscal year ends on August 31. American High-Income Municipal Bond Fund's and Limited Term Tax-Exempt Bond Fund of America's fiscal year ends on July 31.


                       Tax-Exempt Income Funds -- Page 25

1 Amounts may be deferred by eligible Directors/Trustees under a nonqualified deferred compensation plan adopted by the funds in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors/Trustees. Compensation for the fiscal years ended July 31, 2004 and August 31, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2004 fiscal year for participating Directors/Trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($17,085), H. Frederick Christie ($13,890), Diane
  C. Creel ($19,640), Martin Fenton ($16,709) and Leonard R. Fuller ($28,598);
  and
  AHIM - Richard G. Capen, Jr. ($12,036), H. Frederick Christie ($9,269), Diane
  C. Creel ($9,199), Martin Fenton ($3,746) and Leonard R. Fuller ($12,513); and LTEX - Richard G. Capen, Jr. ($12,036), H. Frederick Christie ($8,788), Diane
  C. Creel ($9,165), Martin Fenton ($13,613) and Leonard R. Fuller ($12,512);
  and
  TEFCA - Richard G. Capen, Jr. ($13,364), H. Frederick Christie ($7,155), Diane
  C. Creel ($10,210), Martin Fenton ($13,925) and Leonard R. Fuller ($12,667). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the Directors/Trustees.
4 For the fiscal year ended July 31, 2004.
5 For the fiscal year ended August 31, 2004.

As of October 1, 2004, the officers and Directors/Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS/TRUSTEES

Each fund is an open-end, diversified management investment company. The Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund were each organized as a Maryland corporation on July 20, 1979 and June 14, 1994, respectively. Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California were each organized as a Massachusetts business trust on July 12, 1993 and May 30, 1986, respectively. All fund operations are supervised by the funds' Board of Directors/Trustees which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of a fund is managed under the direction of the Board of Directors, and all powers of a fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or a fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of a fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the funds as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the funds.


The funds have several different classes of shares including Classes A, B, C, F and R-5. Class R-5 shares are available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


                       Tax-Exempt Income Funds -- Page 26

Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors/Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of a fund's shares, a fund will hold a meeting at which any member of the Board could be removed by a majority vote.


SHAREHOLDER AND DIRECTOR/TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where LTEX and TEFCA were organized as trusts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust of each of LTEX and TEFCA contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under each Articles of Incorporation or Declaration of Trust of the funds, the Directors/Trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each fund will provide indemnification to its Directors/Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES -- The funds have an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent registered public accounting firm and the full Board of Directors/Trustees. TEBF and TEFCA had two Audit Committee meetings and AHIM and LTEX had four Audit Committee meetings during the 2004 fiscal year.


The funds have a Contracts Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940


                       Tax-Exempt Income Funds -- Page 27

Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors/Trustees on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The funds have a Nominating Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as each Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors/Trustees. The Committee also evaluates, selects and nominates independent Director/Trustee candidates to each Board of Directors/ Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Boards. Such suggestions must be sent in writing to the Nominating Committee of the funds, addressed to the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


                       Tax-Exempt Income Funds -- Page 28

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.


                       Tax-Exempt Income Funds -- Page 29

PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by each fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2004:


THE TAX-EXEMPT BOND FUND OF AMERICA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        15.63%
 201 Progress Parkway                                Class B        10.18
 Maryland Hts., MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class B         8.01
 4800 Deer Lake Drive East, Floor 2                  Class C        11.52
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class C         7.10
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       8.15
 PIM #1
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       7.05
 PIM #2
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       5.20
 PIM #3
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        20.74%
 201 Progress Pkwy.                                  Class B        16.19
 Maryland Hts., MO  63043-3009                       Class C         7.41
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class A         5.59
 333 W. 34th St.                                     Class B         7.26
 New York, NY  10001-2402                            Class C         7.35
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class B        10.64
 4800 Deer Lake Dr. E., Fl. 2                        Class C        14.64
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         5.27
 3 Harborside Plz., 6th Floor
 Jersey City, NJ  07311-3907
----------------------------------------------------------------------------
 Prudential Securities Inc.                          Class F         6.36
 1 New York Plz.
 New York, NY  10292-0001
----------------------------------------------------------------------------
 CGTC Trustee                                        Class R-5       9.29
 PIM #4
 Capital Guardian Trust Company
 50 W. Liberty St., Ste. 980
 Reno, NV  89501-1978
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       7.99
 PIM #5
 Capital Guardian Trust Company
 120 S. State College Blvd.
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      18.26
 PIM #6
 Capital Guardian Trust Company
 120 S. State College Blvd.
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       5.36
 PIM #7
 Capital Guardian Trust Company
 120 S. State College Blvd.
 Brea, CA  92821-5805
----------------------------------------------------------------------------



                       Tax-Exempt Income Funds -- Page 30

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class A         5.75%
 4800 Deer Lake Dr. E., Fl. 2                        Class B        30.95
 Jacksonville, FL  32244-6484                        Class C        23.13
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        11.69
 201 Progress Pkwy.                                  Class B         6.93
 Maryland Hts., MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class B         5.73
 333 W. 34th St.                                     Class C         8.47
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Prudential Securities Inc.                          Class F         7.47
 1 New York Plz.
 New York, NY  10292-0001
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       8.34
 PIM #8
 Capital Guardian Trust Co.
 120 S. State College Blvd.
 Brea, CA  92821-5805
----------------------------------------------------------------------------





                       Tax-Exempt Income Funds -- Page 31

THE TAX-EXEMPT FUND OF CALIFORNIA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        12.12%
 201 Progress Parkway                                Class B         5.06
 Maryland Hts., MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class B        16.68
 4800 Deer Lake Drive East, Floor 2                  Class C        30.19
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         5.42
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ  07311-3907
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class C         7.60
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Claude J. Ritchot                                   Class F        12.17
 Diane L. Ritchot JT WROS
 California
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       5.36
 PIM #9
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       5.75
 PIM #10
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       5.41
 PIM #11
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5      12.19
 PIM #12
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Co.                          Class R-5       5.33
 PIM #13
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------


INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and


                       Tax-Exempt Income Funds -- Page 32
retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until May 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors/Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant fund, and (b) the vote of a majority of Directors/ Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In considering the renewal of the Agreements each year, the Contracts Committee of the Board of Directors/Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors/Trustees.


The Committee commented favorably on the solid relative results of the funds, noting that they were near or above the averages for their respective peer groups for the one-, three-, five- and 10-year periods ended December 31, 2003. They also noted that the funds' advisory fees and total expenses for 2003 as a percentage of their respective average net assets were below the averages of their respective peer groups. They also considered the depth and quality of the investment adviser's research capabilities; the low turnover rates of its key personnel and the overall stability of its organization; the experience, capability and integrity of its senior management; and its commitment and systems in place to ensure a high level of compliance with applicable laws, rules and other requirements. Based on their review, the Committee concluded that the funds' advisory fees are fair, both absolutely and in comparison with those of other similar funds in the industry, and that the funds' shareholders have received reasonable value in return for those fees.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders;


                       Tax-Exempt Income Funds -- Page 33
taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors/Trustees unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


TEBF: The investment adviser receives a monthly fee based on the following rates and net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.13                   6,000,000,000
------------------------------------------------------------------------------


The Agreement also provides for fees based on monthly gross investment income at the following rates:


                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------


Assuming net assets of $3.5 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.25%, 0.27%, 0.29%, 0.31% and
0.33%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


At the beginning of the fund's 2004 fiscal year, fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The Agreement also provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.25% on such income in excess of $8,333,333. The fund's Board of Directors approved an amended Agreement, effective April 1, 2004, reducing the existing annual rate to 0.15% from 0.16% on daily net assets in excess of $3 billion but not exceeding $6 billion and continued the series of rates to include an additional annual rate of 0.13% on such assets in excess of $6 billion. The amended Agreement also included a reduced


                       Tax-Exempt Income Funds -- Page 34
rate of 2.00% of the fund's monthly gross income in excess of $8,333,333. For the year ended August 31, 2004, the investment advisory services fee was $10,420,000, which was equivalent to an annualized rate of 0.308% of average daily net assets.


AHIM: The investment adviser receives a monthly fee based on the following rates and net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000
------------------------------------------------------------------------------


The Agreement also provides for fees based on monthly gross investment income at the following rates:


                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------


Assuming net assets of $1.3 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.30%, 0.32%, 0.35%, 0.37% and
0.40%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original issue discount as defined for federal income tax purposes.


At the beginning of the fund's 2004 fiscal year, fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The Agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The fund's Board of Directors approved amended Agreements continuing the series of rates to include additional annual rates of 0.18% on daily net assets exceeding $1 billion (effective November 1, 2003) and 0.15% on daily net assets in excess of $3 billion (effective April 1, 2004). The amended Agreement also included a reduced rate of 2.50% of the fund's monthly gross income in excess of $3,333,333 (effective April 1, 2004). Until the effective date of November 1, 2003, the investment adviser voluntarily reduced investment advisory services fees to the rates based on daily net assets provided by the amended Agreements. As a result, for the year ended July 31, 2004, the fee shown on the accompanying financial statements of $4,516,000, which was equivalent to an annualized rate of 0.368%, was voluntarily reduced by $18,000 to $4,498,000 or 0.366% of average daily net assets.


                       Tax-Exempt Income Funds -- Page 35

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


LTEX: The investment adviser receives a monthly fee based on the following rates and net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.18                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.15                   1,000,000,000
------------------------------------------------------------------------------


The Agreement also provides for fees based on monthly gross investment income at the following rates:


                        Monthly gross investment income



          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
         2.50                     3,333,333
------------------------------------------------------------------------------



Assuming net assets of $1.1 billion and gross income levels of 2%, 3%, 4%, 5% and 6%, management fees would be 0.26%, 0.29%, 0.32%, 0.34% and 0.37%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original issue discount as defined for federal income tax purposes.


At the beginning of the fund's 2004 fiscal year, fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The Agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The fund's Board of Trustees approved an amended Agreement effective November 1, 2003, reducing the existing annual rate to 0.18% from 0.21% on daily net assets in excess of $60 million but not exceeding $1 billion and continuing the series of rates to include an additional annual rate of 0.16% on such assets exceeding $1 billion. The Board of Trustees also approved an additional amended Agreement effective April 1, 2004, that further reduced the annual rate to


                       Tax-Exempt Income Funds -- Page 36

0.15% from 0.16% on such assets exceeding $1 billion and included an additional rate of 2.50% of the fund's monthly gross income in excess of $3,333,333.


During the period September 1, 2001 through October 31, 2003, the investment adviser voluntarily reduced investment advisory service fees to 0.30% of the first $60 million of daily net assets and 0.15% of such assets in excess of $60 million. As a result, for the year ended July 31, 2004, the fee shown on the accompanying financial statements of $3,167,000, which was equivalent to an annualized rate of 0.311%, was voluntarily reduced by $137,000 to $3,030,000, or 0.297% of average daily net assets.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


TEFCA: The investment adviser receives a monthly fee based on the following rates and net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000
------------------------------------------------------------------------------


The Agreement also provides for fees based on monthly gross investment income at the following rates:


                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------


Assuming net assets of $720 million and gross investment income levels of 3%, 4%, 5%, 6% and 7% management fees would be 0.31%, 0.34%, 0.37%, 0.41% and 0.46%, respectively.


At the beginning of the fund's 2004 fiscal year, fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The Agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross


                       Tax-Exempt Income Funds -- Page 37
income. The fund's Board of Trustees approved an amended Agreement effective June 1, 2004, continuing the series of rates to include an additional annual rate of 0.18% on daily net assets in excess of $1 billion. The amended Agreement also provides for reduced monthly fees, accrued daily, of 2.50% of the fund's monthly gross income over $3,333,333. For the year ended August 31, 2004, the investment advisory services fee was $2,486,000, which was equivalent to an annualized rate of 0.365% of average daily net assets.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended July 31 or August 31, 2004, 2003, and 2002, the investment adviser received advisory fees as follows:



                         2004               2003                2002
----------------------------------------------------------------------------
      TEBF            $10,420,000        $9,983,000          $8,315,000
----------------------------------------------------------------------------
      AHIM              4,498,000         3,880,000           3,065,000
----------------------------------------------------------------------------
      LTEX              3,030,000         2,321,000           1,323,000
----------------------------------------------------------------------------
      TEFCA             2,486,000         2,349,000           1,939,000
----------------------------------------------------------------------------



For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreements. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the funds.



ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between each fund and the investment adviser relating to the funds' Class C, F and R-5 shares will continue in effect until May 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors/Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that each fund may terminate the agreement at any time by vote of a majority of Directors/Trustees who are not interested persons of such fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the relevant fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


                       Tax-Exempt Income Funds -- Page 38

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the funds' Class C, F and R-5 shares. The investment adviser contracts with third parties, including American Funds Service Company, the funds' Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the funds' Class C, F and R-5 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between each fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the funds' Class C, F and R-5 shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the funds' Class C and F shares and 0.10% for the funds' Class R-5 shares.


During the 2004 fiscal years, administrative services fees were:


---------------------------------------------------------------------------------------------
                                                     Administrative services fee
 TEBF                     CLASS C                          $206,000
                          CLASS F                           150,000
                         CLASS R-5                           44,000
                  -------------------------          -------------------------
 AHIM                     CLASS C                           104,000
                          CLASS F                            58,000
                         CLASS R-5                           22,000
                  -------------------------          -------------------------
 LTEX                     CLASS C                           175,000
                          CLASS F                            50,000
                         CLASS R-5                           47,000
                  -------------------------          -------------------------
TEFCA                     CLASS C                            70,000
                          CLASS F                            20,000
                          CLASS R-5                          14,000
---------------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of each fund's shares. For Class


                       Tax-Exempt Income Funds -- Page 39

A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by each fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. Each fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. Each fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, each fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                              COMMISSIONS,              ALLOWANCE OR
                                                                REVENUE                 COMPENSATION
                                           FISCAL YEAR      OR FEES RETAINED             TO DEALERS
------------------------------------------------------------------------------------------------------------
                 CLASS A
                                              2004             TEBF  $1,575,000          TEBF   $6,044,000
                                                               AHIM     837,000          AHIM    3,260,000
                                                               LTEX     521,000          LTEX    2,023,000
                                                              TEFCA     374,000         TEFCA    1,423,000
                                              2003             TEBF   1,732,000          TEBF    6,601,000
                                                               AHIM     777,000          AHIM    2,958,000
                                                               LTEX     759,000          LTEX    2,941,000
                                                              TEFCA     398,000         TEFCA    1,501,000
                                              2002             TEBF   1,739,000          TEBF    6,673,000
                                                               AHIM     647,000          AHIM    2,485,000
                                                               LTEX     387,000          LTEX    1,491,000
                                                              TEFCA     372,000         TEFCA    1,420,000
                 CLASS B
                                              2004             TEBF     109,000          TEBF      625,000
                                                               AHIM      79,000          AHIM      487,000
                                                               LTEX      71,000          LTEX      302,000
                                                              TEFCA      26,000         TEFCA      163,000
                                              2003             TEBF     315,000          TEBF    1,674,000
                                                               AHIM     164,000          AHIM      962,000
                                                               LTEX     226,000          LTEX    1,394,000
                                                              TEFCA      62,000         TEFCA      339,000
                                              2002             TEBF     380,000          TEBF    2,047,000
                                                               AHIM     154,000          AHIM      835,000
                                                               LTEX      85,000          LTEX      496,000
                                                              TEFCA      62,000         TEFCA      338,000
------------------------------------------------------------------------------------------------------------



                       Tax-Exempt Income Funds -- Page 40

Each fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Directors/Trustees and separately by a majority of the Directors/Trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreements. Potential benefits of the Plans to the funds include quality shareholder services; savings to the funds in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors/Trustees who are not "interested persons" of the funds are committed to the discretion of the Directors/Trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Directors/Trustees.


Under the Plans, each fund may annually expend: (a) for Class A shares, up to 0.25% (0.30% in the case of AHIM and LTEX) of its average daily net assets attributable to Class A shares, (b) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (c) for Class C shares, 1.00% of its average daily net assets attributable to Class C shares, and (d) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided each fund's Board of Directors/Trustees has approved the category of expenses for which payment is being made. The funds have not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.


For Class A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) up to the amount allowable under each fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2004, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $2,714,000 for TEBF and $58,000 for TEFCA. As of July 31, 2004, unreimbursed expenses which were subject to reimbursement under the Plans for AHIM and LTEX were $117,000 and $1,971,000, respectively, for Class A shares.


For Class B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(b) 0.75% is paid to the Principal


                       Tax-Exempt Income Funds -- Page 41

Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                     12B-1 LIABILITY
                        12B-1 EXPENSES                 OUTSTANDING
----------------------------------------------------------------------------
    CLASS A             TEBF    $7,510,000           TEBF     $1,250,000
                        AHIM     3,149,000           AHIM        271,000
                        LTEX     2,338,000           LTEX        191,000
                       TEFCA     1,470,000          TEFCA        227,000

----------------------------------------------------------------------------
    CLASS B             TEBF     1,178,000           TEBF        133,000
                        AHIM       571,000           AHIM         57,000
                        LTEX       529,000           LTEX         50,000
                       TEFCA       221,000          TEFCA         26,000

----------------------------------------------------------------------------
    CLASS C             TEBF     1,293,000           TEBF        237,000
                        AHIM       651,000           AHIM         84,000
                        LTEX     1,103,000           LTEX        136,000
                       TEFCA       449,000          TEFCA         72,000

----------------------------------------------------------------------------
    CLASS F             TEBF       227,000           TEBF         68,000
                        AHIM        86,000           AHIM         18,000
                        LTEX        77,000           LTEX         13,000
                       TEFCA        31,000          TEFCA          9,000

----------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


                       Tax-Exempt Income Funds -- Page 42

As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.


                       Tax-Exempt Income Funds -- Page 43

     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the funds' portfolio transactions. The investment adviser strives to obtain best execution on the funds' equity and/or fixed portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the funds do not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the funds' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the funds' portfolio transactions.


Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


TEBF -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2004, 2003 and 2002 fiscal years amounted to $1,198,000, $2,367,000 and $3,207,000, respectively. The volume of trading activity decreased in 2004, as compared to 2003 and 2002, resulting in a decrease in brokerage concessions paid on portfolio transactions.


AHIM -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2004, 2003 and 2002 fiscal years amounted to $876,000, $1,006,000 and $1,090,000, respectively. The volume of trading activity decreased in 2004, as compared to 2003 and 2002, resulting in a decrease in brokerage concessions paid on portfolio transactions.


LTEX -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2004, 2003 and 2002 fiscal years amounted to $459,000, $1,483,000 and $717,000, respectively. The volume of trading activity decreased in 2004, as compared to 2003 and 2002, resulting in a decrease in brokerage concessions paid on portfolio transactions.


TEFCA -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2004, 2003 and 2002 fiscal years


                       Tax-Exempt Income Funds -- Page 44
amounted to $420,000, $461,000 and $518,000, respectively. The volume of trading activity decreased in 2004, as compared to 2003 and 2002, resulting in a decrease in brokerage concessions paid on portfolio transactions.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the funds has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either


                       Tax-Exempt Income Funds -- Page 45
equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the funds' shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to Board oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by each fund. The Principal Underwriter will not knowingly sell shares of each fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of each fund without the consent of a majority of each fund's Board.


                       Tax-Exempt Income Funds -- Page 46

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires each fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax based on opinions issued by bond counsel. However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen you may need to file an amended tax return.



DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS -- Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in each fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION -- Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by each fund result in a reduction in the net asset value of each fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those


                       Tax-Exempt Income Funds -- Page 47
purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in each fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in each fund, and then reinvests the sales proceeds in each fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in each fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and


                       Tax-Exempt Income Funds -- Page 48
capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


                       Tax-Exempt Income Funds -- Page 49

           For credit to the account of American Funds Service Company A/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The funds and the Principal Underwriter reserve the right to reject any purchase order. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions. Tax-exempt funds in general should not serve as retirement plan investments.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, beginning on January 12, 2005, certain redemptions may trigger a purchase block lasting 30 calendar days. The following transactions are exempt from this general purchase block policy:


     .Systematic redemptions (e.g., regular periodic automatic redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption, will not result in future purchases being prevented.

     .Purchases (including purchases that are part of an exchange transaction) of shares having a value of less than $5,000 will not be prevented.

     .Systematic purchases (e.g., regular periodic automatic transactions, automatic reinvestments of dividends and capital gain distributions, and Statement of Intention escrow share redemptions), where the entity maintaining the


                       Tax-Exempt Income Funds -- Page 50
          shareholder account is able to identify the transaction as a systematic purchase, will not be prevented.

     .Purchase transactions involving transfers of assets, rollovers, Roth
          IRA conversions and IRA re-characterizations will not be prevented.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

INITIAL AND CONTINGENT DEFERRED SALES CHARGES -- The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the prospectus due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.


Similarly, any contingent deferred sales charge paid by you on investments in Class A, B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described in the prospectus due to rounding.


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;


                       Tax-Exempt Income Funds -- Page 51

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                       Tax-Exempt Income Funds -- Page 52

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.


                       Tax-Exempt Income Funds -- Page 53

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below) or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica/(R)/ accounts invested in American Funds other than the funds, which will be aggregated at the account owner level. (Class 529-E accounts may only be aggregated with an eligible employer plan. For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.) CollegeAmerica is sponsored by and is a registered trademark of the Virginia College Savings Plan,/SM/ an agency of the Commonwealth of Virginia.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be


                       Tax-Exempt Income Funds -- Page 54
     aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a


                       Tax-Exempt Income Funds -- Page 55
          particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                       Tax-Exempt Income Funds -- Page 56

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group in the same class at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.


                       Tax-Exempt Income Funds -- Page 57

AUTOMATIC EXCHANGES -- You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS -- You may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However,


                       Tax-Exempt Income Funds -- Page 58
you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


REDEMPTION OF SHARES -- The funds' Articles of Incorporation or Declarations of Trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in each fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors/Trustees of the funds may from time to time adopt.


While payment of redemptions normally will be in cash, TEBF's and AHIM's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of each fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee by TEBF, AHIM, LTEX and TEFCA of $679,000, $301,000, $165,000 and $110,000, respectively, for Class A shares, and $34,000,
$21,000, $14,000 and $5,000, respectively, for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds


                       Tax-Exempt Income Funds -- Page 59

Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the independent registered public accounting firm for TEBF, AHIM and LTEX. Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the independent registered public accounting firm for TEFCA. Each firm provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual reports have been so included in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, independent registered public accounting firms, given on the authority of said firms as experts in accounting and auditing. The selection of the funds' independent registered public accounting firm is reviewed and determined annually by the Board of Directors/Trustees.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for Directors/Trustees who are not "interested persons" (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the capital shares and shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Directors/Trustees of the funds, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- TEBF's and TEFCA's fiscal year ends on August 31. AHIM's and LTEX's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. TEBF's, AHIM's and LTEX's annual financial statements are audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP and TEFCA's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, including each fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                       Tax-Exempt Income Funds -- Page 60

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the funds or on the ability of the investment adviser or Principal Underwriter to perform its contract with the funds. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the reports of independent registered public accounting firms contained in the annual reports are included in this statement of additional information. The following information is not included in the annual report:


TEBF

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.51
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.00


AHIM


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.23
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.82



LTEX

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.33
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.93



                       Tax-Exempt Income Funds -- Page 61

TEFCA

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $16.66
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $17.31


FUND NUMBERS -- Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/, or when making share transactions:

                                                                           FUND NUMBERS
                                                           -----------------------------------------------
FUND                                                       CLASS A  CLASS B  CLASS C  CLASS F   CLASS R-5
----------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     02       202      302      402       2502
American Balanced Fund/(R)/  . . . . . . . . . . . . . .     11       211      311      411       2511
American Mutual Fund/(R)/  . . . . . . . . . . . . . . .     03       203      303      403       2503
Capital Income Builder/(R)/  . . . . . . . . . . . . . .     12       212      312      412       2512
Capital World Growth and Income Fund/SM/ . . . . . . . .     33       233      333      433       2533
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . .     16       216      316      416       2516
Fundamental Investors/SM/  . . . . . . . . . . . . . . .     10       210      310      410       2510
The Growth Fund of America/SM/ . . . . . . . . . . . . .     05       205      305      405       2505
The Income Fund of America/(R)/  . . . . . . . . . . . .     06       206      306      406       2506
The Investment Company of America/(R)/ . . . . . . . . .     04       204      304      404       2504
The New Economy Fund/(R)/  . . . . . . . . . . . . . . .     14       214      314      414       2514
New Perspective Fund/(R)/  . . . . . . . . . . . . . . .     07       207      307      407       2507
New World Fund/SM/ . . . . . . . . . . . . . . . . . . .     36       236      336      436       2536
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . .     35       235      335      435       2535
Washington Mutual Investors Fund/SM/ . . . . . . . . . .     01       201      301      401       2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . .     40       240      340      440       2540
American High-Income Trust/SM/ . . . . . . . . . . . . .     21       221      321      421       2521
The Bond Fund of America/SM/ . . . . . . . . . . . . . .     08       208      308      408       2508
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . .     31       231      331      431       2531
Intermediate Bond Fund of America/(R)/ . . . . . . . . .     23       223      323      423       2523
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . .     43       243      343      443       2543
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . .     19       219      319      419       2519
The Tax-Exempt Fund of California/(R)/*  . . . . . . . .     20       220      320      420       2520
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . .     24       224      324      424       2524
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . .     25       225      325      425       2525
U.S. Government Securities Fund/SM/  . . . . . . . . . .     22       222      322      422       2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . .     09       209      309      409       2509
The Tax-Exempt Money Fund of America/SM/ . . . . . . . .     39       N/A      N/A      N/A       2539
The U.S. Treasury Money Fund of America/SM/  . . . . . .     49       N/A      N/A      N/A       2549
___________
*Qualified for sale only in certain jurisdictions.



                       Tax-Exempt Income Funds -- Page 62

 [This page is intentionally left blank for this filing.]

                       Tax-Exempt Income Funds -- Page 63

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Baa
Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                       Tax-Exempt Income Funds -- Page 64

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                       Tax-Exempt Income Funds -- Page 65

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.


SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


SP-3
Speculative capacity to pay principal and interest.


                       Tax-Exempt Income Funds -- Page 66

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                       Tax-Exempt Income Funds -- Page 67

[logo - American Funds (r)]

AMERICAN HIGH-INCOME MUNICIPAL BOND
INVESTMENT PORTFOLIO
July 31, 2004

                                                                                          Principal amount     Market value
BONDS AND NOTES -- 94.49%                                                                            (000)            (000)

ALABAMA -- 0.52%
21st Century Auth., Tobacco Settlement Rev. Bonds, Series 2001, 5.25% 2009                          $2,215         $  2,269
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, 5.00% 2013                                   1,500            1,523
Special Care Fac. Fncg. Auth. of the City of Huntsville -- Carlton Cove,
     Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001,
     8.125% 2031                                                                                     4,750            3,087
                                                                                                                      6,879

ALASKA -- 0.93%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A,
     AMT, MBIA insured, 5.50% 2010                                                                   1,775            1,938
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 5.60% 2010                                                                         1,000            1,001
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 6.20% 2022                                                                         1,465            1,357
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                        7,625            6,427
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004-A-3, AMT, 5.25%
     2012                                                                                            1,420            1,519
                                                                                                                     12,242

ARIZONA -- 0.65%
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
     Series 2002, 3.00% 2005                                                                         2,000            2,035
Industrial Dev. Auth. of the County of Navajo, Industrial Dev. Rev. Bonds
     (Stone Container Corp. Project), Series 1997, AMT, 7.20% 2027                                   3,600            3,604
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds (Charter
     Schools Project), Series 2002-E, 7.25% 2031                                                     1,000            1,047
Student Loan Acquisition Auth., Student Loan Rev. Ref. Bonds, Series 1999-A1,
     AMT, 5.45% 2011                                                                                 1,675            1,817
                                                                                                                      8,503

CALIFORNIA -- 10.35%
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
     Series B, 5.80% 2011                                                                            1,370            1,466
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
     Bonds (San Diego Hospital Association), Series 2001-A, 6.125% 2020                              3,000            3,172
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev.
     Bonds (San Diego Hospital Association), Series 2003-C, 5.375% 2021                              1,500            1,503
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (American Baptist Homes Foundation), Series 1998-A,
     6.10% 2017                                                                                      1,650            1,654
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013                           1,500            1,501
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref.
     Cert. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2018                           1,000              954
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern
     California Presbyterian Homes Obligated Group (Redwood Senior Homes and
     Services), Rev. Bonds, Series 2002, 6.125% 2032                                                 1,000            1,004
City of Chino Hills, Community Facs. Dist. No. 10 (Fairfield Ranch), Special
     Tax Bonds, 6.95% 2030                                                                           1,000            1,059
City of Chula Vista, Community Facs. Dist. No. 97-3 (Otay Ranch McMillin Spa
     One), Special Tax Bonds, Series 1999, 6.05% 2029                                                1,415            1,425
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H,
     4.45% 2026 (put 2011)                                                                           2,000            2,005
Community Facs. Dist. No. 2001-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2002-A, 6.00% 2025                                                    1,000            1,019
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2003-A, 5.00% 2017                                                    1,000              989
Community Facs. Dist. No. 2002-1 of the County of Orange (Ladera Ranch),
     Special Tax Bonds, Series 2003-A, 5.55% 2033                                                    1,500            1,463
Community Facs. Dist. No. 2002-1 of the Saugus Union School Dist., Series 2003,
     Special Tax Bonds, 6.00% 2033                                                                   1,000              983
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
     Special Tax Ref. Bonds, Series 1998-A, 5.35% 2009                                                 940              990
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
     Special Tax Bonds, Series 1999, 6.10% 2014                                                      2,390            2,523
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
     Special Tax Bonds, Series 1999, 6.125% 2016                                                       990            1,031
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999,
     7.00% 2024                                                                                      3,000            3,190
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015                                                                         1,000            1,062
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030                                                                        1,000            1,041
Various Purpose G.O. Bonds 5.25% 2018                                                                2,000            2,126
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, Series 2003-A1, 6.25% 2033                                                               2,500            2,267
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A1, AMT, 5.05% 2025 (put 2008)                          7,000            7,297
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
     Apartment Communities, LP), Series 1998-A3, 5.10% 2025 (put 2010)                               5,000            5,219
Joint Powers Health Fncg. Auth., Centers Cert. of Part., Community Medical
     (Community Hospitals of Central California Project), Series 2001,
     5.00% 2012                                                                                      1,320            1,356
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax
     Bonds, Series 2003, 6.00% 2033                                                                  1,000            1,006
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),
     Special Tax Bonds, Series 2003-A, 6.125% 2033                                                   5,000            5,000
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
     Series 1995-A, 6.10% 2010 (preref. 2005)                                                        1,000            1,061
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
     Series 1995-A, 6.125% 2015 (preref. 2005)                                                       2,500            2,652
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, 6.125% 2023 (preref. 2005)                                                      1,500            1,591
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, MBIA insured, 6.125% 2015 (preref. 2005)                                        1,000            1,061
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific Project),
      Series 1995-A, MBIA insured, 6.125% 2023 (preref. 2005)                                        2,500            2,652
City of Los Angeles, Multi-family Housing Rev. Bonds (GNMA Collateralized --
     Ridgecroft Apartments Project), Series 1997-E, AMT, 6.00% 2017                                    500              522
Pollution Control Fin. Auth., Variable Rate Demand Solid Waste Disposal Rev.
     Bonds (Waste Management, Inc. Project), Series 2003-A, AMT, 5.00% 2038
    (put 2013)                                                                                       2,000            2,001
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste
     Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)                              4,000            4,162
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris
     Industries of California, Inc. Project), BFI Corp., Guarantee, Series
     1996-A, AMT, 5.80% 2016                                                                         3,000            2,783
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
     Special Tax Ref. Bonds, Series 1998, 6.75% 2015                                                 2,800            3,105
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2015                                                 3,225            3,495
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2017                                                 5,000            5,372
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern
     County at Delano II), Series 2003-C, 5.50% 2018                                                 1,000            1,069
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State
     Prison-Lassen County, Susanville), Series 2004-E, 3.00% 2006                                    2,000            2,026
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.00% 2011                                                            1,000            1,066
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State
     Hospital), Series 2004-A, 5.25% 2012                                                            1,855            2,005
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds
     (Mortgage-backed Securities Program), Series 1995-B, AMT, 7.75% 2026                               15               15
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
     6.125% 2014                                                                                       250              263
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist.
     No. 1, Improvement Area No. 2, Special Tax Ref. Bonds (Elliott Ranch),
     6.30% 2021                                                                                        500              516
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003C, 6.00% 2028                                                                        1,500            1,514
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003C, 6.00% 2033                                                                        2,000            2,004
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
     Asset-backed Bonds, Series 2001-B (Sacramento County Tobacco
     Securitization Corp.), 5.00% 2028                                                                 500              417
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds
     (Secured by a Junior Lien on Certain Tax Increment Revenues Pledged Under
     Senior Loan Agreements), 6.625% 2026                                                            1,000            1,018
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.00% 2009                                                                     995            1,027
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.25% 2012                                                                     995            1,026
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project), 2002-D,
     AMBAC insured, 5.00% 2039 (put 2006)                                                            5,000            5,275
South Tahoe Joint Powers Fncg. Auth., Rev. Ref. Bonds (South Tahoe Redev.
     Project Area No. 1), Series 1995-B, 6.25% 2020                                                  1,000            1,040
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-A, 7.30% 2007
     (preref. 2004)                                                                                  5,500            5,556
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redev. Project Area No. 1), Series 1999-B, 7.30% 2007
     (preref. 2004)                                                                                  1,000            1,010
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes
     (South Tahoe Redevelopment Project Area No. 1), Series 2003-B, 5.125% 2009                      1,000            1,036
California Statewide Communities Dev. Auth. (Kaiser Permanente Rev. Bonds),
     Series 2004-I, 3.45% 2035 (put 2011)                                                            3,600            3,476
Capistrano Unified School Dist., Community Facs. Dist. No. 90-2 (Talega),
     Improvement Area No. 2002-1, Special Tax Bonds, Series 2003, 6.00% 2033                         2,410            2,422
City of Temecula, Public Fncg. Auth., Special Tax Bonds, Community Facs. Dist.
     Series No. 03-03 (Wolf Creek), Series 2003, 5.80% 2026                                          1,000              983
City of Temecula, Public Fncg. Auth., Special Tax Bonds, Community Facs. Dist.
     No. 03-03 (Wolf Creek), Series 2003, 5.90% 2034                                                 2,500            2,457
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2014                         3,000            3,382
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2015                         1,500            1,676
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.875% 2016                        1,500            1,674
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                         2,500            2,761
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.375% 2022                        2,000            2,089
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured,
     5.50% 2016                                                                                      1,000            1,101
City of West Sacramento, Community Facs. Dist. No. 16 (Bridgeway Lakes), Special
     Tax Bonds, 6.00% 2033                                                                           1,000            1,002
                                                                                                                    135,668

COLORADO -- 3.70%
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470
     Project), Senior Capital Appreciation Bonds, Series 2000-B, 0% 2034                             7,500              810
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
     FGIC insured, 5.00% 2011                                                                        1,000            1,059
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT,
     FGIC insured, 5.00% 2012                                                                        1,500            1,584
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999,
     6.70% 2019                                                                                      3,500            3,701
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.20% 2012                                                                1,000            1,001
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
     Bonds, Series 1997-A, 6.45% 2021                                                                2,000            1,937
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.53% 2024 (preref. 2005)                                                 1,665            1,748
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.53% 2029 (preref. 2005)                                                 1,320            1,386
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
     Bonds, Series 1998-A, 6.63% 2039 (preref. 2005)                                                 2,950            3,098
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2000, 6.60% 2016                                             1,000            1,101
Health Facs. Auth., Health Facs. Rev. Bonds (The Evangelical Lutheran Good
     Samaritan Society Project), Series 2002, 5.90% 2027                                             1,830            1,858
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A,
     5.375% 2010                                                                                     1,000            1,070
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A,
     5.00% 2008                                                                                      1,880            2,005
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series
     2002-B, 6.125% 2033                                                                             1,000            1,013
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1995-A, AMT,
     8.00% 2025                                                                                         15               15
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1995-B1, AMT,
     7.90% 2025                                                                                         20               20
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1997-B2, AMT,
     7.00% 2026                                                                                        135              137
City of Lakewood, The Plaza Metropolitan Dist. No. 1, Public Improvement Fee/Tax
     Increment Supported Rev. Bonds, Series 2003, 8.00% 2025                                         8,500            8,737
Lincoln Park Metropolitan Dist. (Douglas County), G.O. Limited Tax Ref. and
     Improvement Bonds, Series 2001, 7.75% 2026                                                      3,000            3,101
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,
     Limited Tax G.O. Bonds, Series 2001, 7.25% 2031                                                 1,000            1,000
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds (Rampart
     Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                                7,660            7,916
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds, Series
     2001, 7.50% 2031                                                                                4,110            4,192
                                                                                                                     48,489

CONNECTICUT -- 1.84%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and Power
     Co. Project), Series 1993-A, 5.85% 2028                                                         1,375            1,431
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and Power
     Co. Project), Series 1993-B, AMT, 5.95% 2028                                                    1,500            1,561
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.375%
     2004 (escrowed to maturity) (1)                                                                   500              502
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40%
     2011 (preref. 2007) (1)                                                                         3,470            3,862
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A,
     6.40% 2011 (1)                                                                                  6,590            7,038
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.60%
     2009 (1)                                                                                        1,000            1,082
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.75%
     2018 (1)                                                                                        3,000            3,125
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.00% 2016                                                      1,200            1,287
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2021                                                      2,000            2,146
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.25% 2031                                                      2,000            2,088
                                                                                                                     24,122

DISTRICT OF COLUMBIA -- 0.37%
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-B, 6.625%
     2031 (preref. 2005)                                                                             1,000            1,028
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-C, 6.80%
     2031 (preref. 2006)                                                                             1,500            1,609
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
     Hospital and Washington Hospital Center Projects), Series 2001-D, 6.875%
     2031 (preref. 2007)                                                                             2,000            2,219
                                                                                                                      4,856

FLORIDA -- 11.66%
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County), Special
     Assessment Rev. Bonds, Series 2000, 6.50% 2007                                                     55               55
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.00% 2014                                             745              772
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Industrial Project), Series 2002-B, 7.25% 2033                                           2,205            2,320
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- The Glenridge on Palmer Ranch Project),
     Series 2002-A, 8.00% 2032                                                                       5,400            5,509
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- The Glenridge on Palmer Ranch Project),
     Series 2002-B, 7.625% 2032 (put 2009)                                                           2,500            2,503
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds, Series
     1998-A, 6.25% 2020                                                                              2,740            2,653
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 1995, 8.25% 2016 (preref. 2005)                                   4,100            4,384
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 2000-C, 7.10% 2030                                                7,355            7,841
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2012                                                                       1,000            1,084
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2013                                                                       2,000            2,166
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
     Series 2003-A, 5.25% 2014                                                                       1,000            1,079
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2003-B,
     5.00% 2007                                                                                      1,770            1,775
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2004-B,
     5.125% 2009                                                                                     2,000            2,005
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000-B
     (Long Term), 7.375% 2031                                                                          985            1,053
Gateway Services Community Dev. Dist., Special Assessment Bonds (Sun City
     Center Fort Myers Project), Series 2003-B, 5.50% 2010                                           1,515            1,525
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special
     Assessment Bonds, Series 2003, 5.20% 2007                                                         535              535
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-A, 7.00% 2033                                                             990            1,046
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special Assessment
     Rev. Bonds, Series 2002-B, 6.25% 2009                                                             700              702
The Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds,
     Series 2000-B, 7.625% 2008                                                                      2,105            2,015
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2001-B, 6.35% 2010                                                                3,475            3,512
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
     Bonds, Series 2002, 6.75% 2034                                                                  4,500            4,775
Heritage Harbour South Community Dev. Dist. (Manatee County), Capital
     Improvement Rev. Bonds, Series 2002-B, 5.40% 2008                                               1,830            1,834
Heritage Isles Community Dev. Dist. (Hillsborough County), Special Assessment
     Rev. Bonds, Series 1998-A, 5.75% 2005                                                             495              495
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                         350              350
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev.
     Bonds, Series 1999, 6.25% 2004                                                                    580              580
Heritage Pines Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 1998-B, 5.50% 2005                                                                  225              225
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2011                                      2,000            2,127
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2012                                      1,365            1,439
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health
     System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2013                                      3,535            3,677
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2012                                            1,000            1,049
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2013                                            1,500            1,559
Hillsborough County, Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa
     General Hospital Project), Series 2003-A, 5.00% 2018                                            3,795            3,793
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-A, 7.40% 2032                                                 940            1,003
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2001-B, 6.40% 2011                                                 645              650
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
     Improvement Rev. Bonds, Series 2003-B, 5.40% 2008                                               1,820            1,824
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special
     Assessment Rev. Bonds, Series 2000-B, 7.00% 2010                                                3,850            3,881
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment Rev.
     Bonds, Series 2003, 5.30% 2007                                                                  2,000            2,009
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Cypress Cove at
     Healthpark Florida, Inc. Project), Series 1997-A, 6.25% 2017                                    2,500            2,517
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.25% 2007                                                                              1,000            1,050
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2009                                                                              1,800            1,913
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2011                                                                                500              531
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2013                                                                              1,410            1,470
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.75% 2015                                                                                500              515
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2021                                                                              3,800            3,740
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell
     Point/Alliance Obligated Group, Shell Point Village Project), Series
     1999-A, 5.50% 2029                                                                              1,250            1,171
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
     5.25% 2009                                                                                      1,500            1,626
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured,
     5.625% 2013                                                                                     4,000            4,326
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds,
     Series 2000-A, 7.65% 2032                                                                       2,970            3,236
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds,
     Series 2002, 6.625% 2032                                                                        4,935            5,110
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2001-A, 6.85% 2033                                                           2,240            2,330
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2003-B, 5.25% 2007                                                             875              876
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
     Rev. Bonds, Series 2004-1, 4.80% 2009                                                           2,000            1,983
Meadow Pointe IV Community Dev. Dist. (Pasco County), Capital Improvement Rev.
     Bonds, Series 2003-B, 5.125% 2007                                                               2,000            2,005
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation
     Rev. Ref. Bonds, Series 2003-D, AMT, MBIA insured, 5.25% 2014                                   1,000            1,069
Midtown Miami Community Dev. Dist. (Miami-Dade County), Special Assessment
     Bonds (Infrastructure Project), Series 2004-B, 6.50% 2037                                       2,000            2,040
North Springs Improvement Dist. (Broward County), Special Assessment Bonds
     (Heron Bay Project), Series 1997, 7.00% 2019                                                    2,580            2,693
North Springs Improvement Dist., Special Assessment Bonds, Parkland Isles
     Project, Series 1997-A, 7.00% 2019                                                              1,000            1,045
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 6.80% 2006 (escrowed to
     maturity)                                                                                         510              536
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9A, Series 1996-A, 7.30% 2027 (preref. 2006)                            1,500            1,679
Northern Palm Beach County Improvement Dist., Water Control and Improvement
     Bonds, Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                               830              865
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange
     Project), Series 1998-A, 5.80% 2026                                                             3,250            3,228
Concorde Estates Community Dev. Dist. (Osceola County), Capital Improvement
     Rev. Bonds, Series 2004-B, 5.00% 2011                                                           1,000              997
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds (Adult
     Communities Total Services, Inc. Obligated Group), Series 1996,
     5.625% 2020                                                                                     3,230            3,280
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev.
     Bonds, Series 2002, 7.25% 2033                                                                  2,500            2,600
School Board of Miami-Dade County, Cert. of Part., Series 2003-B, MBIA insured,
     5.00% 2031 (put 2011)                                                                           1,000            1,075
South-Dade Venture Community Dev. Dist. (Homestead), Special Assessment Rev.
     Bonds, Series 2002, 6.90% 2033                                                                  3,960            4,179
City of St. Cloud, Stevens Plantation Community Dev. Dist., Special Assessment
     Rev. Bonds, Series 2003-B, 6.375% 2013                                                          2,955            2,975
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
     Special Assessment Rev. Bonds, Series 2000-B, 6.45% 2010                                          450              455
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.875% 2023                                                                 1,000            1,028
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev.
     Bonds, Series 2003, 6.95% 2033                                                                  1,000            1,026
University Place Community Dev. Dist. (Manatee County), Series 2001-B, 6.10%
     2007                                                                                            1,115            1,116
Urban Orlando Community Dev. Dist., Capital Improvement Rev. Bonds, Series
     2004, 6.00% 2020                                                                                1,000            1,007
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
     Bonds, Series 2001-A, 6.95% 2033                                                                3,455           3,644
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-A, 6.75% 2034                                                                       1,000            1,041
Venetian Community Dev. Dist., Sarasota County, Capital Improvement Rev. Bonds,
     Series 2002-B, 5.95% 2012                                                                         800              805
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev.
     Bonds, Series 2003-B, 5.00% 2008                                                                4,000            4,002
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds,
     Series 2001-B, 6.25% 2010                                                                         360              361
                                                                                                                    152,949

GEORGIA -- 1.19%
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.75% 2014                                                                                     $1,000         $  1,037
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001,
     7.90% 2024                                                                                      5,000            5,211
Dev. Auth. of Floyd County, Environmental Improvement Rev. Bonds (Georgia Kraft
     Co. Project), Series 1985, 5.70% 2015                                                           1,000            1,026
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, AMT, 6.00% 2012                                                   1,790            1,950
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.00% 2015                                                        1,000              997
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds (Georgia
     College & State University Foundation Property III, LLC Student Housing
     System Project), Series 2004, 5.25% 2019                                                        2,750            2,774
G.O. Bonds, Series 2002-B, 4.50% 2005                                                                2,500            2,558
                                                                                                                     15,553

IDAHO -- 1.51%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-A,
     Class III, AMT, 4.75% 2024                                                                      1,385            1,334
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-B2,
     AMT, 5.20% 2011                                                                                   505              517
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-B-2,
     AMT, 5.00% 2013                                                                                   630              647
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-D-3,
     AMT, 5.15% 2013                                                                                   665              685
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-G, AMT,
     5.75% 2014                                                                                        380              399
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-B-III,
     AMT, 5.75% 2020                                                                                 2,515            2,631
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E,
     Class III, AMT, 5.40% 2021                                                                      1,810            1,849
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-F,
     Class III, AMT, 5.30% 2021                                                                      1,770            1,796
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-C,
     Class III, AMT, 5.50% 2021                                                                      1,580            1,638
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-E,
     Class III, AMT, 5.30% 2022                                                                      1,285            1,314
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-B,
     Class III, AMT, 5.10% 2023                                                                      1,095            1,099
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C,
     Class III, AMT, 4.50% 2023                                                                      1,000              943
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E,
     Class III, AMT, 5.15% 2023                                                                      1,575            1,598
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-B,
     Class III, AMT, 5.40% 2024                                                                      2,240            2,282
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series
     1997-H2, AMT, 5.40% 2010                                                                          680              688
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series
     1997-I2, AMT, 5.55% 2010                                                                          415              431
                                                                                                                     19,851

ILLINOIS -- 5.99%
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST, Series of September
     2001, 5.375% 2016                                                                               1,500            1,632
City of Chicago, Chicago O'Hare International Airport, Second Lien Passenger
     Fac. Charge Rev. Bonds, Series 2001-C, AMBAC insured, AMT, 5.50% 2015                           4,030            4,351
City of Chicago, Chicago O'Hare International Airport, Second Lien Passenger
     Fac. Charge Rev. Bonds, Series 2001-E, AMT, AMBAC insured, 5.50% 2016                           2,340            2,520
City of Chicago, Chicago O'Hare International Airport, Passenger Fac. Charge
     Rev. Bonds, Series 1996-A, AMBAC insured, 5.60% 2010                                            1,000            1,065
City of Chicago, Chicago O'Hare International Airport, Special Facs. Rev. Ref.
     Bonds (United Air Lines, Inc. Project), Series 1999-B, AMT, 5.20% 2011(2)                       2,500              481
City of Chicago, G.O. Bonds (Emergency Telephone System), Ref. Series 1999,
     FGIC insured, 5.25% 2020                                                                        1,000            1,097
City of Chicago, Midway Airport Rev. Bonds, Series 2001-A, FSA insured, AMT,
     5.50% 2015                                                                                      2,000            2,156
City of Chicago, Special Assessment Improvement Bonds (Lakeshore East Project),
     Series 2002, 6.75% 2032                                                                         2,000            2,054
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
     Project), Series 1997, AMT, 5.05% 2010                                                          3,035            3,122
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds, Field Museum of
     Natural History, Series 2002, 4.45% 2036 (put 2014)                                             1,790            1,784
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.625% 2017                                2,500            2,689
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.00% 2022                                 1,000            1,017
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2030                                 6,000            6,115
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2034                                 2,500            2,556
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999,
     FSA insured, 5.125% 2028                                                                        1,000            1,004
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2008                     1,000            1,068
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2014                     1,500            1,528
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018                       500              500
Health Facs. Auth., Rev. Bonds (Decatur Memorial Hospital), Series 2001, 6.25%
     2017                                                                                            5,000            5,488
Health Facs. Auth., Rev. Bonds (Edward Hospital Obligated Group), Series 2001-A,
     FSA insured, 5.50% 2017                                                                         1,500            1,609
Health Facs. Auth., Rev. Bonds (Friendship Village of Schaumburg), Series
     1997-A, 5.25% 2018                                                                              2,000            1,882
Health Facs. Auth., Rev. Bonds (Lutheran Senior Ministries Obligated Group --
     Lutheran Hillside Village Project), Series 2001-A, 7.375% 2031                                  1,500            1,483
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 6.25% 2019                      1,500            1,591
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004,
     5.25% 2008                                                                                      2,500            2,691
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004,
     5.25% 2011                                                                                      2,500            2,698
Health Facs. Auth., Rev. Bonds (Riverside Health System), Series 2002, 5.75%
     2022                                                                                            3,000            3,062
Health Facs. Auth., Rev. Bonds (Villa St. Benedict Project), Series 2003-A-1,
     6.90% 2033                                                                                      5,700            5,636
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.70% 2011                                                                                500              533
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series
     1997-A, 5.80% 2016                                                                              2,000            2,102
Health Facs. Auth., Rev. Ref. Bonds (Edward Hospital Project), Series 1993-A,
     6.00% 2019                                                                                      1,000            1,023
Health Facs. Auth., Rev. Ref. Bonds (Fairview Obligated Group Project), Series
     1995-A, 7.40% 2023                                                                              3,130            3,135
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds,
     Series 1992-A, FGIC insured, 0% 2016                                                            3,350            1,916
Village of Montgomery, Kane and Kendall Counties, Special Assessment Improvement
     Bonds (Lakewood Creek Project), Series 2001, 7.75% 2030                                         3,947            4,348
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource
     Recovery Partners, L.P. Projects), Series 1999-A, AMT, 8.375% 2016(2)                           3,950                2
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource
     Recovery Partners, L.P. Projects), Series 1999-B, AMT, 8.375% 2016(2)                           1,545                1
Community Unit School Dist. Number 365-U, Will County (Valley View), G.O.
     Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2011                            3,500            2,611
                                                                                                                     78,550

INDIANA -- 1.64%
Dev. Fin. Auth., Exempt Facs. Rev. Ref. Bonds (Inland Steel Co. Project No.
     15), Series 1997-A, 5.75% 2011                                                                  1,000              835
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series
     1999-D, 5.25% 2016 (preref. 2009)                                                               2,805          3,125
Health Fac. Fncg. Auth., Hospital Rev. Bonds (The Methodist Hospitals, Inc.),
     Series 2001, 5.25% 2008                                                                         1,325            1,419
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.00% 2019                                                                              3,450            3,515
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2009                                                                              2,305            2,529
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2015                                                                              1,000            1,081
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series
     2002-F, 5.50% 2016                                                                              1,000            1,075
Indianapolis Airport Auth., Special Fac. Rev. Bonds (United Air Lines, Inc.,
     Indianapolis Maintenance Center Project), Series 1995-A, AMT, 6.50% 2031(2)                     3,198              596
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp.
     Project), Series 2004, AMT, 5.10% 2017                                                          5,000            5,056
The Trustees of Indiana University, Indiana University Student Fee Bonds,
     Series O, FGIC insured, 5.375% 2016                                                             2,000            2,231
                                                                                                                     21,462
IOWA -- 0.17%
Fin. Auth., Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-B, AMBAC
     insured, 6.00% 2027                                                                             2,000            2,177

KANSAS -- 0.08%
City of Lenexa (Lakeview Village, Inc. -- Southridge Project), Health Care Fac.
     Rev. Bonds, Series 2002-C, 6.875% 2032                                                          1,000            1,044

KENTUCKY -- 1.60%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
     Series 1999, 5.70% 2009                                                                         2,500            2,669
City of Ashland, Sewage and Solid Waste Rev. Bonds, Series 1995 (Ashland Inc.
     Project), AMT, 7.125% 2022                                                                      2,200            2,273
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.60% 2008                        1,000            1,008
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.80% 2012                        1,000              977
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.85% 2017                        7,000            6,590
City of Maysville, Solid Waste Disposal Facs. Rev. Bonds (Inland Container
     Corp. Project), Series 1992, AMT, 6.90% 2022                                                    7,000            7,522
                                                                                                                     21,039

LOUISIANA -- 2.42%
Health Education Auth., Rev. Bonds (Lambeth House Project), Series 1996, 9.00%
     2026 (preref. 2006)                                                                             1,850            2,154
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A,
     6.20% 2028                                                                                      5,000            4,877
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001-A, 5.25%
     2013                                                                                            2,500            2,603
Parish of West Feliciana, Pollution Control Rev. Bonds (Gulf States Utilities
     Co. Project), Series 1984-II, 7.70% 2014                                                        1,500            1,524
Parish of West Feliciana, Pollution Control Rev. Ref. Bonds (Entergy Gulf
     States, Inc. Project), Series 1999-A, 5.65% 2028 (put 2004)                                     2,500            2,507
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                             14,125           11,912
Village of Hodge, Combined Utility System Rev. Ref. Bonds, Series 2003, AMT,
     7.45% 2024                                                                                      6,000            6,143
                                                                                                                     31,720

MAINE -- 0.37%
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.50% 2019                                                                       1,000            1,050
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue,
     Series 1999-A, 7.55% 2029                                                                       2,000            2,081
State Housing Auth., Mortgage Purchase Bonds, Series 2000-C, AMT, 5.95% 2020                         1,700            1,778
                                                                                                                      4,909

MARYLAND -- 1.56%
Anne Arundel County, Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series
     2001, 8.25% 2028                                                                                1,000              926
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series
     1999, 7.10% 2029 (preref. 2009)                                                                 1,000            1,201
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 1998, 6.625% 2025                                                                        3,500            3,626
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
     Series 2004-A, 5.95% 2030                                                                       3,000            2,986
Frederick County, Subordinate Special Obligation Bonds (Urbana Community Dev.
     Auth.), Series 2004-B, 6.25% 2030                                                               1,000             995
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, Adventist HealthCare
     Issue, Series 2003-A, 5.00% 2012                                                                1,000             1,012
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.00% 2012                                                                  1,000            1,031
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.75% 2015                                                                  2,590            2,742
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds, MedStar Health
     Issue, Series 2004, 5.375% 2024                                                                 2,000            1,950
Housing Auth. of Prince George's County, Mortgage Rev. Bonds, Series 1997-A,
     (GNMA Collateralized -- Langley Gardens Apartments Project), 5.75% 2029                         1,000            1,034
Prince George's County (Dimensions Health Corp. Issue), Project and Rev. Ref.
     Bonds, Series 1994, 5.375% 2014                                                                 1,250              992
Prince George's County, Special Obligation Bonds (Woodview Village Phase II
     Subdistrict), Series 2002, 7.00% 2032                                                           1,980            2,010
                                                                                                                     20,505
MASSACHUSETTS -- 1.75%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management, Inc. Project),
     Series 1999-B, AMT, 6.90% 2029 (put 2009)                                                       1,000            1,119
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                          5,000            5,598
Health and Educational Facs. Auth., Rev. Bonds, Partners HealthCare System
     Issue, Series C, 6.00% 2015                                                                     1,000            1,108
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
     Project), Series 1998-A, AMT, 5.30% 2009                                                        6,300            6,274
Industrial Fin. Agcy., Rev. Bonds, Edgewood Retirement Community Project,
     Series 1995-A, 9.00% 2025 (preref. 2005)                                                        5,400            6,002
Water Resources Auth., General Rev. Bonds, Series 1993-C, AMBAC insured, 5.25%
     2020 (preref. 2004)                                                                             2,795            2,887
                                                                                                                     22,988

MICHIGAN -- 4.77%
Cert. of Part. (New Center Dev. Inc.), MBIA insured, 5.375% 2016 (preref. 2011)                      2,380            2,666
Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement Rev. Ref.
     Bonds (MeadWestvaco-Escanaba Paper Co. Project), Series 2002, 5.875% 2018                       2,000            2,072
The Econ Dev. Corp. of the County of Delta, Environmental Improvement Rev. Ref.
     Bonds (MeadWestvaco-Escanaba Paper Co. Project), Series 2002-A, 6.25% 2027                      2,000            2,080
City of Detroit, Limited Tax G.O. Bonds, Series 1995-A, 6.40% 2005                                   1,145            1,182
City of Flint, Hospital Building Auth., Rev. Ref. Bonds (Hurley Medical Center),
     Series 1998-A, 5.00% 2008                                                                       2,030            2,039
City of Flint, Hospital Building Auth., Rev. Rental Bonds (Hurley Medical
     Center), Series 1998-B, 5.375% 2018                                                             1,000              948
City of Flint, Hospital Building Auth. Rev. Rental Bonds (Hurley Medical
     Center), Series 1998-B, 5.375% 2028                                                             3,250            2,908
Hospital Fin. Auth., Hospital Rev. Bonds (The Detroit Medical Center Obligated
     Group), Series 1998-A, 5.125% 2018                                                              1,550            1,167
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater
     Detroit), Series 1995, 6.00% 2008                                                                 820              767
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Hackley Hospital Obligated
     Group), Series 1998-A, 5.30% 2013                                                               1,000            1,013
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System),
     Series 2003-A, 5.50% 2016                                                                       2,500            2,621
Hospital Fin. Auth., Hospital Rev. Ref. Bonds ( Henry Ford Health System),
     Series 2003-A, 5.50% 2013                                                                       1,000            1,077
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group),
     Series 2002-C, 5.375% 2023                                                                      1,500            1,546
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.00% 2005 (escrowed to maturity)                                         2,000            2,085
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 8.10% 2013 (preref. 2005)                                                 1,100            1,203
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Genesys Health System Obligated
     Group, Series 1995-A, 7.50% 2027 (preref. 2005)                                                 2,265            2,418
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 5.375% 2006                                                                             1,050            1,055
Hospital Fin. Auth., Hospital Rev. Ref. Bonds, Pontiac Osteopathic, Series
     1994-A, 6.00% 2014                                                                              1,000            1,005
Housing Dev. Auth., Single-family Mortgage Rev. Bonds, Series 2001-A, AMT, MBIA
     insured, 5.30% 2016                                                                             2,110            2,201
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control
     Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project), Series
     2000-A, AMT, 6.875% 2009                                                                        6,865            7,046
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 7.90% 2021                                3,400            3,503
Municipal Bond Auth., Public School Academy Facs. Program Rev. Bonds (Detroit
     Academy of Arts and Sciences Project), Series 2001-A, 8.00% 2031                                2,300            2,369
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2010                                                                1,330            1,423
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2014                                                                1,600            1,667
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2015                                                                1,710            1,767
City of Saginaw, Hospital Fin. Auth. Rev. Ref. Bonds (Covenant Medical Center,
     Inc.), Series 2004-G, 5.00% 2017                                                                2,425            2,471
State of Michigan and New Center Dev., Inc., Cert. of Part., Series 2004-A,
     MBIA insured, 5.00% 2031                                                                        1,500            1,614
Strategic Fund, Limited Obligation Rev. Bonds (United Waste Systems, Inc.
     Project), Series 1995, 5.20% 2010                                                               4,250            4,401
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
     Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                              1,000              985
Charter County of Wayne (Detroit Metropolitan Wayne County Airport), Rev. Ref.
     Bonds, Series D, AMT, FGIC insured, 5.50% 2013                                                  3,000            3,259
                                                                                                                     62,558

MINNESOTA -- 0.10%
Housing and Redev. Auth. of the City of St. Paul and the City of Minneapolis,
     Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2009                                            1,250            1,321

MISSISSIPPI -- 0.26%
G.O. Ref. Bonds, Series 2002-A, 5.50% 2018                                                           1,000            1,137
G.O. Ref. Bonds, Series 2003-A, 5.25% 2017                                                           2,000            2,221
                                                                                                                      3,358

MISSOURI -- 0.47%
Health and Educational Facs. Auth. Rev. Bonds (SSM Health Care), Series 2002-A,
     5.25% 2012                                                                                      2,515            2,730
Transportation Dev. Dist. (Missouri Bottom Road/Taussig Road) (Hazelwood, St.
     Louis County), Transportation Rev. Bonds, Series 2002, 7.20% 2033                               3,300            3,417
                                                                                                                      6,147

MONTANA -- 0.12%
City of Forsyth, Pollution Control Rev. Ref. Bonds, Series 1999-B, AMT, AMBAC
     insured, 5.125% 2034 (put 2008)                                                                 1,500            1,601

NEBRASKA -- 0.05%
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-A, 8.00% 2012                                 713              640
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-B, 0% 2012                                  7,943                --*
                                                                                                                        640

NEVADA -- 4.48%
Clark County Pollution Control Rev. Ref. Bonds (Southern California Edison Co.),
     AMT, 3.25% 2031 (put 2009)                                                                      2,000            1,956
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area),
     Local Improvement Bonds, Series 1999, 7.00% 2009                                                2,395            2,486
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area),
     Local Improvement Bonds, Series 1999, 7.50% 2019                                               11,140           12,036
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.125% 2011                                 1,030            1,065
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.40% 2014                                  1,240            1,280
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.50% 2015                                    990            1,022
Clark County, Special Improvement Dist. No. 132 [Summerlin South Area (Villages
     15A and 18)], Local Improvement Bonds, Series 2001, 6.875% 2021                                 2,525            2,607
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.60% 2013                                                      1,000            1,018
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 5.75% 2014                                                      1,000            1,022
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local
     Improvement Bonds, Series 2003, 6.375% 2023                                                     3,375            3,462
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1998-A, 5.375% 2026                                                                             2,000            1,889
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series
     1999-A, 6.75% 2020                                                                              2,000            2,160
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.10% 2012                                    1,000            1,015
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned
     Community), Limited Obligation Improvement Bonds, 5.55% 2017                                    3,000            3,045
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.75% 2013                                        1,655            1,685
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.90% 2018                                          970              980
Housing Division, Single-family Mortgage Bonds, Series 1999-B1, 4.95% 2012                             345              356
Housing Division, Single-family Mortgage Bonds, Series 1999-D2, AMT, 5.90% 2013                        760              795
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local
     Improvement Bonds, Series 2004, 5.75% 2016                                                      2,180            2,216
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.40% 2015                                                      1,395            1,443
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local
     Improvement Bonds, Series 2001, 6.75% 2021                                                      1,985            2,050
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.125% 2017                                                     2,715            2,736
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local
     Improvement Bonds, Series 2002, 6.40% 2022                                                      3,000            3,017
Washoe County (Reno-Sparks Convention & Visitors Auth.), G.O. (Limited Tax)
     Convention Center, Capital Appreciation Bonds, Series 1999-B, FSA insured,
     0% 2016                                                                                         4,140            2,355
Washoe County, Water Facs. Rev. Ref. Bonds (Sierra Pacific Power Co. Project),
     Series 2001, AMT, 5.00% 2036 (put 2009)                                                         5,000            5,005
                                                                                                                     58,701

NEW HAMPSHIRE -- 0.26%
Business Fin. Auth., 6% Pollution Control Rev. Ref. Bonds (Public Service Co.
     of New Hampshire Project -- 1992 Tax-Exempt Series D), AMT, 6.00% 2021                          2,000            2,087
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue, Series
     2001-A, 5.75% 2031                                                                              1,000            1,027
Housing Fin. Auth., Single-family Mortgage Acquisition Rev. Bonds, Series
     1997-D, AMT, 5.60% 2012                                                                           230              241
                                                                                                                      3,355
NEW JERSEY -- 2.60%
Econ. Dev. Auth., Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
     Improvement Dist. Project (City of Elizabeth), Series 1998-A, 6.375% 2031
     (preref. 2014)                                                                                  3,750            4,518
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project),
     Series 1998-C, 5.50% 2018                                                                       1,000            1,001
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project),
     Series 1998-C, 5.50% 2028                                                                       1,500            1,411
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.10% 2008                                                                       1,250            1,284
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.20% 2009                                                                       1,000            1,029
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.30% 2010                                                                       1,000            1,033
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Series 1998-A, 5.50% 2025                                                                       1,000              947
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project),
     Tax-Exempt Term Bonds, Series 1998-A, 5.50% 2018                                                1,000            1,001
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Fellowship Village
     Project), Series 1995-A, 9.25% 2025 (preref. 2005)                                              2,000            2,104
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.50% 2016 (preref. 2006)                               1,000            1,151
Econ. Dev. Auth., First Mortgage Rev. Fixed-Rate Bonds (Winchester Gardens at
     Ward Homestead Project), Series 1996-A, 8.625% 2025 (preref. 2006)                              3,000            3,460
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-A, 7.25% 2031                                                                2,250            2,283
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc.
     Fac.), Series 2001-B, 5.50% 2006                                                                1,345            1,345
Econ. Dev. Auth., Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.),
     Series 2000-A, 8.25% 2030                                                                       9,000            9,633
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series
     2003, 4.375% 2019                                                                               2,000            1,903
                                                                                                                     34,103

NEW MEXICO -- 0.90%
Capital Projects G.O. Bonds, Series 2004, 4.00% 2005                                                 4,000            4,062
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.
     - Airport Road Business Center, Phase III), Series 2001-A, 8.375% 2021                          2,215            2,229
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.
     - Border Industrial Park, Phase I & II), Series 2001-B, 8.875% 2021                             5,560            5,536
                                                                                                                     11,827

NEW YORK -- 6.73%
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series
     1998-C, 5.00% 2010                                                                              1,930            2,057
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)                                  2,500            2,707
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 6.00% 2029 (put 2012)                                  4,000            4,522
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series
     1996-A, 6.00% 2006                                                                              1,000            1,072
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series
     1996-A, 6.00% 2007                                                                              2,000            2,140
Housing Fin. Agcy., Service Contract Obligation Rev. Ref. Bonds, Series 1997-C,
     5.10% 2009                                                                                        800              855
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2012                                                                                      5,000            5,414
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2013                                                                                      1,500            1,620
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B,
     5.25% 2014                                                                                      1,000            1,076
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-C,
     5.50% 2014                                                                                      1,000            1,088
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series
     2002-A, 5.125% 2024                                                                             2,000            2,042
City of New York, G.O. Bonds, Fiscal 1998 Series B, 5.25% 2010                                       1,000            1,055
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2008                                       2,000            2,146
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2009                                       2,510            2,703
City of New York, G.O. Bonds, Fiscal 2002 Series B, 5.50% 2012                                       3,000            3,280
City of New York, G.O. Bonds, Fiscal 2002 Series C, 5.25% 2021                                       1,720            1,786
City of New York, G.O. Bonds, Fiscal 2004, Series I, 4.50% 2012                                      5,000            5,179
City of New York, G.O. Bonds, Fiscal 2004, Series I, 5.00% 2015                                      5,000            5,263
City of New York, G.O. Bonds, Fiscal 2002 Series G, XLCA insured, 5.50% 2012                         2,475            2,766
New York City Industrial Dev. Agcy., Solid Waste Disposal Rev. Bonds (1995 Visy
     Paper (NY), Inc. Project), AMT, 7.55% 2005                                                        300              303
New York City Industrial Dev. Agency, Industrial Dev. Rev. Bonds (Brooklyn Navy
     Yard Cogeneration Partners, L.P. Project), Series 1997, AMT, 6.20% 2022                         5,335            5,231
Cert. of Part., City University of New York (John Jay College of Criminal
     Justice Project Ref.), 6.00% 2006                                                               1,475            1,582
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Fiscal
     2003 Series B, 5.25% 2029                                                                       4,600            4,985
Onondaga County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref.
     Bonds (Solvay Paperboard LLC Project), Series 1998, AMT, 6.80% 2014                             1,500            1,548
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT,
     5.00% 2009                                                                                      4,525            4,830
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 119, FGIC
     insured, AMT, 5.00% 2006                                                                        3,000            3,173
Port Auth. of New York and New Jersey, Special Project Bonds, Series 4, AMT,
     KIAC Partners Project, 6.75% 2011                                                               4,000            4,178
Port Auth. of New York and New Jersey, Special Project Bonds, Series 4, AMT,
     KIAC Partners Project, 7.00% 2007                                                               1,000            1,034
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community Rev.
     Bonds (Peconic Landing at Southhold, Inc. Project), Series 2000-A,
     8.00% 2030                                                                                      2,000            2,039
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B,
     5.25% 2014                                                                                      2,000            2,221
Urban Dev. Corp., Corp. Purpose Bonds, Series 2004-A, 5.125% 2016                                    1,280            1,347
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                                 4,000            4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds
     (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)                                 2,500            2,730
                                                                                                                     88,228

NORTH CAROLINA -- 1.79%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.00% 2026                                                                                      1,000            1,094
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.25% 2007                                                                                      1,500            1,649
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     7.00% 2008                                                                                      1,000            1,119
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B,
     6.125% 2009                                                                                     3,950            4,360
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C,
     7.00% 2007                                                                                      1,000            1,094
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-A,
     5.20% 2010                                                                                      2,000            2,129
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.55% 2014                                                                                      1,000            1,059
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B,
     5.70% 2017                                                                                      2,000            2,106
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-D,
     6.75% 2026                                                                                      1,000            1,095
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.125% 2014                                                                                     2,000            2,089
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C,
     5.375% 2017                                                                                     1,500            1,565
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D,
     5.50% 2014                                                                                      1,500            1,616
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 1999-B,
     6.50% 2020                                                                                      1,000            1,097
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds, Series 2003-A,
     5.50% 2013                                                                                      1,250            1,361
                                                                                                                     23,433

NORTH DAKOTA -- 0.04%
Housing Fin. Agcy., Rev. Bonds, Series 1998-A, AMT, 5.25% 2018                                         520              532

OHIO -- 1.48%
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc.
     Project), Series 1998, AMT, 5.375% 2027                                                         2,750         1,718
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc.
     Project), Series 1999, AMT, 5.70% 2019                                                          1,500          1,085
Higher Educational Fac. Commission, Adjustable Rev. Bonds (Kenyon College 2002
     Project), 5.05% 2037 (put 2016)                                                                 3,250            3,397
Higher Educational Fac. Commission, Higher Educational Adjustable Rev. Bonds
     (Kenyon College 2002 Project), 4.95% 2037 (put 2015)                                            1,060            1,106
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners),
     Series 2002-A, 5.50% 2013                                                                       1,075            1,163
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
     Healthcare Partners), Series 2001-A, 5.25% 2008                                                 1,000            1,077
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic
     Heathcare Partners), Series 2001-A, 5.25% 2010                                                  1,000            1,081
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
     Network Obligated Group), Series 1999, 6.75% 2018                                               1,000            1,096
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
     Network Obligated Group), Series 1999, 6.75% 2022                                               1,000            1,083
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375% 2022                                             1,000            1,060
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
     System Obligated Group), Series 2000-B, 6.375% 2030                                             1,750            1,837
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore Power Project),
     Series 1998-A, AMT, 5.875% 2020                                                                 3,900            3,638
                                                                                                                     19,341

OKLAHOMA -- 0.82%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
     Corp. Project), Series 2000-A, 7.40% 2017                                                       2,710            2,639
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
     Corp. Project), Series 2000-A, 7.75% 2030                                                       6,050            5,869
Trustees of the Tulsa Municipal Airport Trust, Rev. Bonds, Ref. Series 2001-B,
     AMT, 5.65% 2035 (put 2008)                                                                      2,500            2,277
                                                                                                                     10,785

OREGON -- 0.62%
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.75% 2013                                                                         2,000            2,007
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 5.875% 2016                                                                        3,500            3,450
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
     Series 1999, 6.00% 2025                                                                         2,750            2,667
                                                                                                                      8,124

PENNSYLVANIA -- 1.50%
G.O. Bonds, Second Ref. Series of 2002, 5.00% 2005                                                   4,000            4,159
Hospitals and Higher Education Facs. Auth. of Philadelphia, Frankford Hospital,
     Series A, 6.00% 2014 (escrowed to maturity)                                                       465              478
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds
     (Temple University Hospital), Series 1997, 5.70% 2009                                           1,000            1,029
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 1997-58A, AMT,
     5.85% 2017                                                                                      1,400            1,451
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group),
     Series 1998, ACA-CBI insured, 5.70% 2009                                                        1,000            1,036
Montgomery County Industrial Dev. Auth. Retirement Community Rev. Bonds (ACTS
     Retirement Life Communities, Inc. Obligated Group), Series 1996-B,
     5.75% 2017                                                                                      4,000            4,052
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Ref. Bonds
     (ACTS Retirement Life Communities, Inc. Obligated Group), Series 1996-A,
     5.875% 2022                                                                                     1,000            1,007
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
     Series 1998, 5.50% 2010                                                                         1,000            1,015
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
     Series 1998, 5.30% 2007                                                                         1,145            1,162
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian
     SeniorCare Obligated Group), Fixed Rate Rev. Bonds, Series 2000-B,
     8.125% 2030                                                                                     4,000            4,285
                                                                                                                     19,674

PUERTO RICO -- 0.57%
Commonwealth of Puerto Rico, Public Improvement Ref. G.O. Bonds, Series 2003-C,
     5.00% 2018 (put 2008)                                                                           7,000            7,488

Rhode Island -- 0.47%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
     Obligated Group Issue, Series 2002, 6.375% 2021                                                 1,000            1,047
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
     Obligated Group Issue, Series 2002, 6.50% 2032                                                  3,000            3,116
Housing and Mortgage Fin. Corp., Homeownership Opportunity Bonds, Series 9-B1,
     AMT, 5.55% 2013                                                                                 2,000            2,024
                                                                                                                      6,187

SOUTH CAROLINA -- 1.92%
Georgetown County, Environmental Improvement Rev. Ref. Bonds (International
     Paper Co. Projects), Series 2002-A, 5.70% 2014                                                  2,500            2,700
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co.
     Projects), Series 1999-A, 5.125% 2012                                                           1,000            1,033
Piedmont Municipal Power Agcy., Electric Rev. Bonds, Ref. Series 1999-A,
     5.25% 2015                                                                                      6,000            6,052
South Carolina Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds
     (Palmetto Health Alliance), Series 2003-C, 6.00% 2013                                           2,040            2,172
South Carolina Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds
     (Palmetto Health Alliance), Series 2003-C, 6.375% 2034                                          3,500            3,638
South Carolina Jobs-Econ. Dev. Auth., Hospital Rev. Bonds (Georgetown Memorial
     Hospital), Series 1998, AMBAC insured, 5.75% 2010                                               1,345            1,434
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
     Series 2001-B, 6.00% 2022                                                                       5,500            5,020
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc. Project), Series
     1990, AMT, 7.625% 2006                                                                          3,000            3,115
                                                                                                                     25,164

TENNESSEE -- 1.94%
Fort Sanders Alliance Obligated Group, The Health, Educational and Housing Facs.
     Board of the County of Knox, Hospital Rev. Bonds, Series 1990-A, MBIA
     insured, 6.25% 2013                                                                             1,000            1,163
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
     Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                                      3,000            3,194
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.75% 2015                            1,520            1,656
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2022                            1,950            2,001
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Bonds (Wellmont Health System Project), Series 2002, 6.25% 2032                            2,000            1,999
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital
     Rev. Ref. Bonds (Wellmonth Health System Project), Series 2003, RADIAN
     insured, 5.00% 2013                                                                             2,000            2,118
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A,
     5.00% 2005                                                                                      2,500            2,608
Memphis-Shelby County Airport Auth., Airport Rev. Ref. Bonds, Series 2002, AMT,
     MBIA insured, 5.50% 2010                                                                        1,500            1,645
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2001, 5.00% 2009                                                         2,000            2,115
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2002, 5.05% 2012                                                         5,735            6,001
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2003, AMT, 4.50% 2014                                                    1,000              992
                                                                                                                     25,492
TEXAS -- 8.08%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds (American Airlines, Inc.
     Project), Series 1990, AMT, 7.00% 2011                                                          2,500            2,072
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds
     (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012                          2,000            2,094
Angelina and Neches River Auth., Solid Waste Disposal Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, AMT, 5.375% 2015                             5,000            5,065
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds,
     Series 2001, 5.25% 2004                                                                         6,000            6,021
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
     Retirement Services, Inc. Obligated Group Project), Series 1998, 5.25% 2028                     1,000              942
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas
     Utilities Electric Co. Project), Series 1995-B, AMT, 5.05% 2030 (put 2006)                      2,000            2,054
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-C, AMT, 5.75% 2036 (put 2011)                                                      12,300           12,690
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
     Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A3, AMT, 4.95% 2033
     (put 2007)                                                                                      2,000            2,072
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
     Rev. Bonds (The Dow Chemical Co. Project), Series 2002-A4, AMT, 5.20% 2033
     (put 2008)                                                                                      7,500            7,904
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
     Refining and Marketing Co. Project), Series 1997-C, 5.40% 2018                                  1,000            1,018
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
     Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                            5,250            5,525
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint
     Rev. Improvement and Ref. Bonds, Series 2001-A, AMT, FGIC insured,
     5.75% 2015                                                                                      1,185            1,307
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint
     Rev. Improvement and Ref. Bonds, Series 2001-A, AMT, FGIC insured,
     5.625% 2011                                                                                     2,000            2,193
Donna Independent School Dist. (Hidalgo County), Unlimited Tax School Building
     Bonds, Series 1998, 5.20% 2018                                                                  1,000            1,065
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste
     Management of Texas, Inc. Denton County Project), Series 2003-B, AMT,
     3.50% 2028 (put 2007)                                                                           1,000            1,000
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Heathcare System), Series 2004-A, 5.25% 2010                                                    1,500            1,616
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2014                                                   2,915            3,073
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2015                                                   1,000            1,045
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2016                                                   2,385            2,476
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2004-A, 5.25% 2017                                                   1,500            1,550
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2001-A, 6.375% 2029                                                  5,100            5,541
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2010                                                            1,710            1,869
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.50% 2020                                                            2,850            2,967
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2001-A, 5.625% 2014                                                           1,500            1,617
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal
     Hospital), Series 2002, 5.50% 2017                                                              1,045            1,109
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 6.75% 2016                                                          1,000            1,022
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
     Inc. Project), Series 1996, 7.00% 2008                                                          1,800            1,926
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT,
     FGIC insured, 5.25% 2012                                                                        1,000            1,062
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-A, AMT,
     FSA insured, 5.625% 2018                                                                        1,825            1,974
City of Houston, Airport System Subordinate Lien, Rev. Ref. Bonds, Series
     2001-A, AMT, FGIC insured, 5.50% 2015                                                           2,855           3,091
City of Houston, Health Facs. Dev. Corp., (Buckingham Senior Living Comm., Inc.)
     Series 2004-A, 7.125% 2034                                                                      5,000            5,101
Public Fin. Auth., G.O. Ref. Bonds, Series 1995-A, 6.00% 2014 (preref. 2005)                         2,845            2,931
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-A, 5.50% 2022 (put 2011)                                                            2,645            2,789
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series
     2002, 6.00% 2021                                                                                  750              791
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
     Series 2002, RADIAN insured, 5.125% 2017                                                        2,000            2,067
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT,
     FGIC insured, 5.75% 2016                                                                        1,000            1,101
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds, Series 2001-B,
     5.375% 2013                                                                                     1,500            1,652
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
     System Project), Series 2002-A, 5.00% 2019                                                      2,500            2,530
Tarrant County, Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care
     System Project), Series 2002-A, 5.25% 2022                                                      2,000            2,040
                                                                                                                    105,962

UTAH -- 1.76%
Housing Corp., Single-family Mortgage Bonds, Series 2002-A, Class III, AMT,
     5.30% 2018                                                                                        925              955
Housing Corp., Single-family Mortgage Bonds, Series 2001-E, AMT, 5.20% 2018                          2,235            2,299
Housing Corp., Single-family Mortgage Bonds, Series 2001-F, AMT, 4.95% 2018                          1,840            1,894
Housing Corp., Single-family Mortgage Bonds, Series 2002-C2, Class III, AMT,
     5.25% 2018                                                                                      3,305            3,433
Housing Corp., Single-family Mortgage Bonds, Series 2002-D2, Class III, AMT,
     5.00% 2018                                                                                      1,400            1,438
Housing Corp., Single-family Mortgage Bonds, Series 2002-E2, AMT, 4.95% 2019                         3,810            3,889
Housing Corp., Single-family Mortgage Bonds, Series 2002-F, AMT, 4.625% 2019                         2,405            2,418
Housing Corp., Single-family Mortgage Bonds, Series 2002-G, AMT, 4.875% 2019                         1,890            1,907
Housing Corp., Single-family Mortgage Bonds, Series 2003-B2, Class III, AMT,
     4.85% 2024                                                                                      1,665            1,666
Housing Corp., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT,
     5.00% 2025                                                                                        980              979
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or
     Guaranteed Mortgage Loans), 1999 Issue D, AMT, 5.60% 2013                                         180              188
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-G-2, Class III,
     AMT, 5.60% 2010                                                                                   360              371
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-G-2, Class III,
     AMT, 4.90% 2012                                                                                   315              318
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-B-2, Class III,
     AMT, 5.10% 2012                                                                                   590              610
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-C-2, Class III,
     AMT, 5.60% 2013                                                                                   655              671
                                                                                                                     23,036

VIRGIN ISLANDS -- 0.08%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes) Senior Lien,
     Series 1998-C, 5.50% 2008                                                                       1,000            1,078

VIRGINIA -- 1.34%
Dulles Town Center, Community Dev. Auth. (Loudoun County), Special Assessment
     Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                     3,995            4,041
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
     Village, Inc. Fac.), Series 1999-A, 6.75% 2012                                                  1,500            1,605
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring
     Village, Inc. Fac.), Series 1999-A, 7.50% 2029                                                  4,000            4,240
Gateway Community Dev. Auth. (Prince William County), Special Assessment Bonds,
     Series 1999, 6.25% 2026                                                                         1,976            1,986
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
     Assessment Bonds, Series 1999-B, 7.00% 2029                                                       960            1,006
Industrial Dev. Auth. of County Henrico, Solid Waste Disposal Rev. Bonds
     (Browning-Ferris Industries of South Atlantic, Inc. Project), Series 1995,
     AMT, 5.30% 2011 (put 2005)                                                                        500              497
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
     Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
     AMT, 6.25% 2027 (put. 2012)                                                                     1,000            1,088
County of Isle of Wight, Industrial Dev. Auth., Pollution Control Rev. Ref.
     Bonds (International Paper Co. Projects), Series 2004-A, 4.05% 2014                             1,150            1,072
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2001-A,
     5.25% 2006                                                                                      1,950            2,074
                                                                                                                     17,609

WASHINGTON -- 1.33%
Energy Northwest, Columbia Generating Station Ref. Electric Rev. Bonds, Series
     2003-A, 5.50% 2015                                                                              2,000            2,223
G.O. Improvement and Ref. Bonds, Series 2003, 4.00% 2005                                             2,000            2,049
Various Purpose G.O. Ref. Bonds, Series R-2001A, 5.25% 2005                                          2,000            2,078
Health Care Facs. Auth., Rev. Bonds (Group Health Cooperative of Puget Sound),
     Series 2001, AMBAC insured, 5.375% 2012                                                         1,500            1,651
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC
     insured, 5.25% 2011                                                                             1,500            1,597
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                            1,000            1,088
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured,
     5.50% 2012                                                                                      1,000            1,089
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003,
     AMT, MBIA insured, 5.00% 2012                                                                   1,000            1,055
Public Utility Dist. No. 1 of Cowlitz County, Electric Distribution System Rev.
     Bonds, Series 2001, AMBAC insured, 5.00% 2004                                                   4,615            4,630
                                                                                                                     17,460

WISCONSIN -- 1.71%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 5.50% 2010                                                                                 750              747
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 5.75% 2012                                                                               1,500            1,479
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 6.125% 2027                                                                             10,640            9,829
Health and Educational Facs. Auth. Rev. Bonds (Froedtert & Community Health
     Obligated Group), Series 2001, 5.625% 2013                                                      1,000            1,080
Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 1998-A,
     5.375% 2017                                                                                     1,400            1,462
Housing and Econ. Dev. Auth., Housing Rev. Bonds, 1993 Series B, AMT, 5.30% 2006                       715              730
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMBAC insured, AMT,
     5.00% 2012                                                                                      1,110            1,170
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMBAC insured, AMT,
     5.00% 2013                                                                                      1,165            1,223
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls
     Tissue, Inc. Project), Series 1997, AMT, 7.75% 2022                                             5,300            3,991
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls
     Tissue, Inc. Project), Series 1997, AMT, 8.125% 2022 (1)                                          930              723
                                                                                                                     22,434

TOTAL BONDS AND NOTES (cost: $1,217,270,000)                                                                      1,239,144

SHORT-TERM SECURITIES  -- 4.09%

California Pollution Control Financing Auth., Pollution Control Rev. Ref. Bonds
     (Pacific Gas and Electric Co.), Series 1996-E, 1.10% 2026 (3)                                   2,200            2,200
State of California, County of Riverside, Cert. of Part. ACES (Riverside County
     Public Facs. Project), Series 1985-B, 1.06% 2015 (3)                                            3,900            3,900
State of Georgia, City of Atlanta, Water and Wastewater Rev. Bonds, Series
     2001-C, FSA insured, 1.10% 2041 (3)                                                             1,600            1,600
State of Kentucky, Regional Airport Auth. of Louisville and Jefferson County,
     Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project), Series
     1999-A, AMT, 1.14% 2029 (3)                                                                     2,300            2,300
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan
     Program Rev. Bonds, Series 1994-D, 1.08% 2029 (3)                                               1,160            1,160
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
     Variable Rate Demand Obligations, Series 2000, 1.08% 2030 (3)                                   7,400            7,400
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 1998-A, 1.08% 2016 (3)                        8,900            8,900
State of Massachusetts, Dev. Fin. Agcy., Solid Waste Disposal Rev. Bonds
     (Wheelabrator Millbury Inc. Project), Series 2002, AMT, 1.16% 2027 (3)                          2,000            2,000
North Slope Borough, Exempt Facility Industrial Rev. Bonds (BP Exploration
     (Alaska) Inc. Project), Series 2001, AMT, 1.15% 2025 (3)                                        1,000            1,000
State of New York, Housing Fin. Agcy., Saville Housing Rev. Bonds, Series
     2002-A, AMT, 1.11% 2035 (3)                                                                     3,700            3,700
State of Ohio, Water Dev. Auth., Solid Waste Rev. Ref. Bonds, (BP Products North
     America Inc. Project -- BP plc, Guarantor), Series 2002, AMT, 1.15% 2034(3)                     2,200            2,200
State of Tennessee, County of Knox, Health, Educational and Housing Facs. Board,
     Student Housing Rev. Bonds (Volunteer Student Housing, LLC Projects),
     Series 2002, 1.09% 2034 (3)                                                                     2,400            2,400
Public Building Auth. of the County of Montgomery, Tennessee, Adjustable Rate
     Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002,
     1.13% 2032 (3)                                                                                  1,060            1,060
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds
     (BP Amoco Chemical Co. Project), Series 2003-B, AMT, 1.15% 2038 (3)                             2,200            2,200
State of Texas, Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Ref.
     Bonds (Amoco Oil Co. Project), Series 1994, AMT, 1.15% 2023 (3)                                 7,300            7,300
State of Virginia, Industrial Dev. Auth. of the City of Roanoke , Hospital Rev.
     Ref. Bonds (Carilion Health System Obligated Group), Series 2002-D,
     1.13% 2027 (3)                                                                                  1,000            1,000
Water Dev. Auth., Pollution Control Rev. Bonds (Ohio Edison Co. Project),
     Series 1988-B, AMT, 1.15% 2018 (3)                                                              1,200            1,200
State of Wyoming, Uinta County, Pollution Control Rev. Ref. Bonds (Chevron
     U.S.A. Inc. Project), Series 1993, 1.10% 2020 (3)                                               2,100            2,100

TOTAL SHORT-TERM SECURITIES (cost: $53,620,000)                                                                      53,620

TOTAL INVESTMENT SECURITIES (cost: $1,270,890,000)                                                                1,292,764
Other assets less liabilities                                                                                        18,569

NET ASSETS                                                                                                       $1,311,333

* Amount less than one thousand.
(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all restricted securities was $16,332,000, which represented 1.25% of the net assets of the fund.
(2) Issuer not making scheduled interest payments; bankruptcy proceedings pending.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2004                              (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,270,890)                                                           $1,292,764
 Cash                                                                                                                 98
 Receivables for:
  Sales of fund's shares                                                            $3,686
  Interest                                                                          18,104                        21,790
                                                                                                               1,314,652
LIABILITIES:
 Payables for:
  Repurchases of fund's shares                                                         890
  Dividends on fund's shares                                                         1,465
  Investment advisory services                                                         389
  Services provided by affiliates                                                      477
  Deferred Directors' compensation                                                      48
  Other fees and expenses                                                               50                         3,319
NET ASSETS AT JULY 31, 2004                                                                                   $1,311,333

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                   $1,317,104
 Undistributed net investment income                                                                               1,655
 Accumulated net realized loss                                                                                   (29,300)
 Net unrealized appreciation                                                                                      21,874
NET ASSETS AT JULY 31, 2004                                                                                   $1,311,333


Total authorized capital stock - 200,000 shares, $.001 par value (86,125 total shares outstanding)
                                                                                                                 Net asset value
                                                           Net assets           Shares outstanding                 per share (1)

Class A                                                    $1,107,706                       72,751                        $15.23
Class B                                                        60,047                        3,944                         15.23
Class C                                                        69,903                        4,591                         15.23
Class F                                                        46,236                        3,037                         15.23
Class R-5                                                      27,441                        1,802                         15.23
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.82.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended July 31, 2004                        (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                                                                       $66,355

 Fees and expenses:
  Investment advisory services                                                      $4,516
  Distribution services                                                              4,457
  Transfer agent services                                                              322
  Administrative services                                                              184
  Reports to shareholders                                                              164
  Registration statement and prospectus                                                154
  Postage, stationery and supplies                                                      36
  Directors' compensation                                                               30
  Auditing and legal                                                                   103
  Custodian                                                                             15
  State and local taxes                                                                 15
  Other                                                                                 19
  Total expenses before reimbursement                                               10,015
   Reimbursement of expenses                                                            18                         9,997
 Net investment income                                                                                            56,358

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized loss on investments                                                                                (13,757)
 Net unrealized appreciation on investments                                                                       29,385
   Net realized loss and unrealized appreciation on investments                                                   15,628
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                 $71,986



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                             Year ended July 31
                                                                                      2004                          2003
OPERATIONS:
 Net investment income                                                             $56,358                       $49,755
 Net realized loss on investments                                                  (13,757)                       (9,668)
 Net unrealized appreciation (depreciation) on investments                          29,385                       (13,182)
  Net increase in net assets
   resulting from operations                                                        71,986                        26,905

DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME                                                        (55,482)                      (48,783)

CAPITAL SHARE TRANSACTIONS                                                         193,721                       224,380

TOTAL INCREASE IN NET ASSETS                                                       210,225                       202,502

NET ASSETS:
 Beginning of year                                                               1,101,108                       898,606
 End of year (including
  undistributed net investment income: $1,655 and $1,358,
  respectively)                                                                 $1,311,333                    $1,101,108



See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None          Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of July 31, 2004, the cost of investment securities for federal income tax purposes was $1,268,812,000.

During the year ended July 31, 2004, the fund reclassified $472,000 to accumulated net realized loss and $107,000 to additional paid-in capital from undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):


Undistributed net investment income                                                                           $ 1,468
Short-term and long-term capital loss deferrals                                                              (29,300)
Gross unrealized appreciation on investment securities                                                         41,260
Gross unrealized depreciation on investment securities                                                       (17,308)
Net unrealized appreciation on investment securities                                                           23,952

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $385,000, $6,123,000, $402,000 and $17,397,000 expiring in
2008, 2009, 2011 and 2012, respectively. Also included are capital loss deferrals of $4,993,000 that were realized during the period November 1, 2003 through July 31, 2004. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2004, the fund realized, on a tax basis, a net capital loss of $13,285,000, and additional capital losses of $9,105,000 that were realized during the period November 1, 2002 through July 31, 2003.

Distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

                                  Year ended July 31
Share class                                     2004                2003
Class A                                     $ 48,225            $ 44,071
Class B                                        2,226               1,821
Class C                                        2,453               1,690
Class F                                        1,540                 815
Class R-5                                      1,038                 386
Total                                       $ 55,482            $ 48,783

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Directors approved amended agreements continuing the series of rates to include additional annual rates of 0.18% on daily net assets exceeding $1 billion (effective November 1, 2003) and 0.15% on daily net assets in excess of $3 billion (effective April 1, 2004). The amended agreement also included a reduced rate of 2.50% of the fund's monthly gross income in excess of $3,333,333 (effective April 1, 2004). Until the effective date, CRMC voluntarily reduced investment advisory services fees to the rates based on daily net assets provided by the amended agreements. As a result, for the year ended July 31, 2004, the fee shown on the accompanying financial statements of $4,516,000, which was equivalent to an annualized rate of 0.368%, was voluntarily reduced by $18,000 to $4,498,000 or 0.366% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2004, unreimbursed expenses subject to reimbursement totaled $117,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2004, were as follows (dollars in thousands):

         -----------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent
                                                             administrative        services
                                                                services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class A         $3,149            $301          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class B           571               21          Not applicable     Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class C           651           Included             $98                 $6
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Class F            86           Included              52                  6
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              21                  1
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
              Total          $4,457            $322               $171                $13
         -----------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $23,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                        Reinvestments of
SHARE CLASS                                                               Sales(1)                 dividends and distributions
                                                                     Amount       Shares                Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                           $ 337,862       22,083              $ 33,824        2,213
Class B                                                              14,613          955                 1,575          103
Class C                                                              32,663        2,135                 1,673          109
Class F                                                              37,247        2,441                 1,081           71
Class R-5                                                            16,836        1,098                   423           28
Total net increase (decrease)
                                                                  $ 439,221       28,712              $ 38,576        2,524

YEAR ENDED JULY 31, 2003
Class A                                                           $ 369,829       24,296              $ 29,560        1,945
Class B                                                              28,449        1,867                 1,193           78
Class C                                                              35,890        2,355                 1,149           76
Class F                                                              25,956        1,702                   581           38
Class R-5                                                            10,033          665                   110            7
Total net increase  (decrease)
                                                                  $ 470,157       30,885              $ 32,593        2,144




SHARE CLASS                                                             Repurchases(1)                     Net increase
                                                                     Amount       Shares                Amount       Shares
YEAR ENDED JULY 31, 2004
Class A                                                          $ (233,520)     (15,322)            $ 138,166        8,974
Class B                                                              (9,645)        (632)                6,543          426
Class C                                                             (20,901)      (1,373)               13,435          871
Class F                                                             (16,149)      (1,060)               22,179        1,452
Class R-5                                                            (3,861)        (251)               13,398          875
Total net increase (decrease)
                                                                 $ (284,076)     (18,638)            $ 193,721       12,598

YEAR ENDED JULY 31, 2003
Class A                                                          $ (247,758)     (16,309)            $ 151,631        9,932
Class B                                                              (6,970)        (458)               22,672        1,487
Class C                                                              (8,619)        (566)               28,420        1,865
Class F                                                             (14,834)        (971)               11,703          769
Class R-5                                                              (189)         (12)                9,954          660
Total net increase  (decrease)
                                                                 $ (278,370)     (18,316)            $ 224,380       14,713

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $293,789,000 and $67,653,000, respectively, during the year ended July 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fee of $15,000 included $1,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                      Income from investment operations(2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities      Total from
                                                                   beginning      investment     (both realized      investment
                                                                   of period          income     and unrealized)     operations
CLASS A:
 Year ended 7/31/2004                                                 $14.98            $.71               $.24            $.95
 Year ended 7/31/2003                                                  15.28             .77               (.31)            .46
 Year ended 7/31/2002                                                  15.35             .84               (.08)            .76
 Year ended 7/31/2001                                                  14.87             .83                .48            1.31
 Year ended 7/31/2000                                                  15.49             .82               (.58)            .24
CLASS B:
 Year ended 7/31/2004                                                  14.98             .61                .24             .85
 Year ended 7/31/2003                                                  15.28             .66               (.31)            .35
 Year ended 7/31/2002                                                  15.35             .73               (.08)            .65
 Year ended 7/31/2001                                                  14.87             .71                .50            1.21
 Period from 3/15/2000 to 7/31/2000                                    14.79             .23                .14             .37
CLASS C:
 Year ended 7/31/2004                                                  14.98             .59                .24             .83
 Year ended 7/31/2003                                                  15.28             .64               (.31)            .33
 Year ended 7/31/2002                                                  15.35             .71               (.08)            .63
 Period from 3/15/2001 to 7/31/2001                                    15.11             .25                .25             .50
CLASS F:
 Year ended 7/31/2004                                                  14.98             .70                .24             .94
 Year ended 7/31/2003                                                  15.28             .76               (.31)            .45
 Year ended 7/31/2002                                                  15.35             .82               (.08)            .74
 Period from 3/19/2001 to 7/31/2001                                    15.12             .26                .25             .51
CLASS R-5:
 Year ended 7/31/2004                                                  14.98             .75                .24             .99
 Year ended 7/31/2003                                                  15.28             .80               (.31)            .49
 Period from 7/15/2002 to 7/31/2002                                    15.30             .03               (.02)            .01




                                                                           Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions             Total        Net asset
                                                                  investment    (from capital     dividends and       value, end
                                                                      income)          gains)     distributions        of period
CLASS A:
 Year ended 7/31/2004                                                  $(.70)            $ -              $(.70)         $15.23
 Year ended 7/31/2003                                                   (.76)              -               (.76)          14.98
 Year ended 7/31/2002                                                   (.83)              -               (.83)          15.28
 Year ended 7/31/2001                                                   (.83)              -               (.83)          15.35
 Year ended 7/31/2000                                                   (.83)           (.03)              (.86)          14.87
CLASS B:
 Year ended 7/31/2004                                                   (.60)              -               (.60)          15.23
 Year ended 7/31/2003                                                   (.65)              -               (.65)          14.98
 Year ended 7/31/2002                                                   (.72)              -               (.72)          15.28
 Year ended 7/31/2001                                                   (.73)              -               (.73)          15.35
 Period from 3/15/2000 to 7/31/2000                                     (.29)              -               (.29)          14.87
CLASS C:
 Year ended 7/31/2004                                                   (.58)              -               (.58)          15.23
 Year ended 7/31/2003                                                   (.63)              -               (.63)          14.98
 Year ended 7/31/2002                                                   (.70)              -               (.70)          15.28
 Period from 3/15/2001 to 7/31/2001                                     (.26)              -               (.26)          15.35
CLASS F:
 Year ended 7/31/2004                                                   (.69)              -               (.69)          15.23
 Year ended 7/31/2003                                                   (.75)              -               (.75)          14.98
 Year ended 7/31/2002                                                   (.81)              -               (.81)          15.28
 Period from 3/19/2001 to 7/31/2001                                     (.28)              -               (.28)          15.35
CLASS R-5:
 Year ended 7/31/2004                                                   (.74)              -               (.74)          15.23
 Year ended 7/31/2003                                                   (.79)              -               (.79)          14.98
 Period from 7/15/2002 to 7/31/2002                                     (.03)              -               (.03)          15.28



                                                                             Ratio of expenses   Ratio of expenses        Ratio of
                                                                 Net assets,    to average net      to average net      net income
                                                      Total    end of period     assets before        assets after      to average
                                                  return (3)   (in millions)     reimbursement   reimbursement (4)       net asset
CLASS A:
 Year ended 7/31/2004                                 6.45%          $1,108               .74%                 .74%          4.67%
 Year ended 7/31/2003                                  3.06             955                .77                  .77           5.08
 Year ended 7/31/2002                                  5.10             823                .77                  .77           5.43
 Year ended 7/31/2001                                  9.14             650                .80                  .80           5.50
 Year ended 7/31/2000                                  1.61             550                .80                  .80           5.53
CLASS B:
 Year ended 7/31/2004                                  5.71              60               1.45                 1.45           3.96
 Year ended 7/31/2003                                  2.34              52               1.47                 1.47           4.34
 Year ended 7/31/2002                                  4.37              31               1.47                 1.47           4.68
 Year ended 7/31/2001                                  8.45              11               1.48                 1.48           4.72
 Period from 3/15/2000 to 7/31/2000                    3.16               2                .55                  .55           1.77
CLASS C:
 Year ended 7/31/2004                                  5.59              70               1.57                 1.57           3.83
 Year ended 7/31/2003                                  2.21              56               1.59                 1.59           4.19
 Year ended 7/31/2002                                  4.22              28               1.59                 1.59           4.53
 Period from 3/15/2001 to 7/31/2001                    3.34               4                .59                  .59           1.75
CLASS F:
 Year ended 7/31/2004                                  6.35              46                .82                  .82           4.55
 Year ended 7/31/2003                                  2.96              24                .85                  .85           4.91
 Year ended 7/31/2002                                  4.96              13                .88                  .88           5.26
 Period from 3/19/2001 to 7/31/2001                    3.43               1                .35                  .35           1.88
CLASS R-5:
 Year ended 7/31/2004                                  6.68              27                .51                  .51           4.90
 Year ended 7/31/2003                                  3.29              14                .53                  .53           5.19
 Period from 7/15/2002 to 7/31/2002                     .09               4                .02                  .02            .23


                                                                                        Year ended July 31
                                                                    2004         2003         2002          2001          2000

Portfolio turnover rate for all classes of shares                     6%           7%          12%           18%           33%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the period ended
    July 31, 2004, CRMC voluntarily reduced fees for investment advisory services for all share classes.



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund (the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 15, 2004




TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2004.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.